UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.     )

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

CURO Group Holdings Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table below required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CURO

Proxy Statement

2023 Annual Meeting of Stockholders

CURO

200 West Hubbard, 8th Floor
Chicago, Illinois 60654
NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS
April 28, 2023
To Our Shareholders,
We invite you to attend the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of CURO Group Holdings Corp. (the “Company”). The Annual Meeting will be held on Wednesday, June 14, 2023 at 10:00 a.m. CT in a virtual format designed to provide shareholders the same rights and opportunities to participate that they would have at an in-person meeting. At the Annual Meeting, shareholders will vote on the following items:
1.
Election of eight director nominees named in the Proxy Statement for one-year terms expiring in 2024;

2.
Advisory resolution approving compensation of the Company’s named executive officers; and

3.
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

You can vote at the Annual Meeting and any adjournment if you were a shareholder of record on April 18, 2023. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/CURO2023. To participate in the meeting, you will need the 16-digit control number included on your Notice, proxy card or voting instruction form. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page for assistance.
As always, we encourage you to vote your shares prior to the Annual Meeting. Even if you plan to attend the meeting, please sign, date and return the enclosed proxy promptly or vote by telephone or the internet.
We began mailing this Notice of 2023 Annual Meeting of Shareholders, Proxy Statement, proxy card and Annual Report for our fiscal year ended December 31, 2022 to shareholders beginning on or about April 28, 2023.
By Order of the Board of Directors,
Douglas Clark
Chief Executive Officer
Chicago, Illinois

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Shareholders to be Held on June 14, 2023.
Our Proxy Statement for the 2023 Annual Meeting of Shareholders and the Annual
Report to Shareholders for the fiscal year ended December 31, 2022 are available at
https://ir.curo.com/proxy-statement-2023

CURO GROUP HOLDINGS CORP.
2023 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

PROXY STATEMENT SUMMARY
For the Annual Meeting of Shareholders to be Held on June 14, 2023
This summary highlights key information that can be found in greater detail below. This summary does not contain all information that you should consider, and you should read the entire Proxy Statement before voting.
Annual Meeting of Shareholders
Date:	June 14, 2023
Time:	10:00 a.m. CT
Access:	Virtually via the internet at www.virtualshareholdermeeting.com/CURO2023. Instructions as to how you may attend and participate in the virtual Annual Meeting are set forth in the Proxy Statement under “Information about the Proxy Materials and our Annual Meeting—How can I vote my shares?”
Record Date:	April 18, 2023
Voting:	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other proposal. Shareholders may vote by proxy or electronically during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/CURO2023. Instructions as to how you may cast your vote are found on the accompanying proxy card and are set forth in the Proxy Statement under “Information about the Proxy Materials and our Annual Meeting—How can I vote my shares?”
Proxy Materials:	The Proxy Statement and the accompanying proxy card are first being mailed on or about April 28, 2023 to the shareholders of CURO Group Holdings Corp.
Matters to be Voted Upon
Shareholders are being asked to vote on the following three matters at the Annual Meeting:
Proposal	Board Vote Recommendation	Page Reference
Election of Directors for Terms Expiring in 2024	FOR each Nominee	16
Advisory Resolution Approving NEO Compensation	FOR	50
Ratification of Deloitte & Touche LLP as Auditor for Fiscal Year 2023	FOR	52
Election of Directors for One-Year Terms Expiring in 2024
The Company’s Board consists of eight directors, each of whom serves a one-year term. The following table provides summary information about each director nominee. The nominees receiving a majority of the votes cast at the meeting will be elected as directors to serve one-year terms. The Board recommends that you vote “FOR” each of the nominees named below.

Name	Age	Director Since	Independent	Other Public Directorships	Committees	Proposed Term Expiration
Douglas Clark Chief Executive Officer	58	2022		None	None	2024
Chad Faulkner Chairman of Board	55	1997		None	Risk and Compliance	2024
Andrew Frawley	60	2017	✓	None	Compensation (Chair) Audit	2024
David Kirchheimer Lead Independent Director	67	2018	✓	None	Audit (Chair) Compensation	2024
Chris Masto	55	2008	✓	Katapult Holdings, Inc.	Compensation Governance	2024
Mike McKnight	56	1997		None	None	2024
Gillian Van Schaick	60	2019	✓	None	Risk and Compliance (Chair) Audit Governance	2024
Issac Vaughn	60	2022	✓	None	Governance (Chair) Risk and Compliance	2024
Board is Comprised of Directors with the Right Mix of Skills and Experiences
The following chart lists the important experiences and attributes that the Company’s directors possess:

Board Highlights
The following charts illustrate key characteristics of the Company’s Board:
Corporate Governance Highlights
We are committed to a governance structure that provides strong shareholder rights and meaningful accountability.

✓
Highly independent Board and Committees

✓
Lead Independent Director

✓
Majority voting with director resignation policy

✓
No supermajority vote requirements

✓
Annual Board and Committee self-evaluations

✓
Robust Board and executive succession planning, including annual consideration of appropriate skills and experience

✓
Commitment to diversity

✓
Ongoing education initiatives for directors

✓
Active shareholder engagement practices

Meeting Information
Our Annual Meeting is scheduled to take place virtually, as set forth in the notice, on June 14, 2023, at 10:00 a.m. CT. As always, we encourage you to vote your shares before the Annual Meeting.

INFORMATION ABOUT THE PROXY MATERIALS
AND OUR ANNUAL MEETING
We are furnishing this Proxy Statement and enclosed proxy card to you in connection with the solicitation of proxies by our Board of Directors (“Board”) for use at our 2023 annual meeting of shareholders (the “Annual Meeting”).
Q:
Why did I receive these materials?

A:
Our Board is providing these proxy materials to you in connection with its solicitation of proxies for use at the Annual Meeting, which will take place at www.virtualshareholdermeeting.com/CURO2023 on June 14, 2023 at 10:00 a.m. CT. You are invited to virtually attend the Annual Meeting and are requested to vote upon the proposals described in this Proxy Statement.

Q:
What information is contained in these materials?

A:
The information in this Proxy Statement relates to the proposals to be voted upon at the Annual Meeting, the voting process, the compensation of directors and named executive officers and certain other important information. Our Annual Report to Shareholders for the year ended December 31, 2022, which includes our audited consolidated financial statements as of and for the years ended December 31, 2022, 2021 and 2020, is included in these proxy materials. Your proxy, which you may use to vote, is also enclosed.

Q:
Who may vote?

A:
You may vote at the Annual Meeting or by proxy if you were a shareholder of record at the close of business on April 18, 2023. Each shareholder is entitled to one vote per share on each matter presented. As of April 18, 2023, there were 40,960,047 shares of our common stock outstanding.

Q:
What proposals am I voting on at the Annual Meeting?

A:
There are three proposals scheduled to be voted on at the Annual Meeting:

•
election of eight director nominees named in this Proxy Statement for one-year terms expiring in 2024;

•
advisory resolution approving the compensation of our named executive officers; and

•
ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

In addition, we will consider and vote upon such other business as may properly come before the Annual Meeting. We are not currently aware of any other matters to be considered and voted on at the Annual Meeting.
Q:
How does CURO’s Board recommend that I vote?

A:
Your Board recommends that you vote your shares “FOR” each of the named director nominees; “FOR” the advisory resolution approving the compensation of our named executive officers; and “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

Q:
How can I vote my shares?

A:
If you are a shareholder of record, you may vote your shares (i) on the Internet before the Annual Meeting; (ii) by telephone; (iii) by mail; or (iv) by attending the Annual Meeting virtually and voting online.

If you are the beneficial owner of our common stock held in street name, you may vote your shares by giving your nominee your voting instructions (i) on the Internet before the Annual Meeting; (ii) by telephone; (iii) by mail; or (iv) by attending the Annual Meeting virtually and voting online if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please contact your broker, bank or other nominee for instructions on obtaining a proxy.

Q:
What is the difference between holding common stock as a holder of record and as a beneficial owner of common stock held in street name?

A:
Record holder of common stock. If you hold common stock directly in your name with our transfer agent, you are considered the shareholder of record of the common stock, and the proxy materials were sent directly to you.

Beneficial owner of common stock held in street name. If you hold common stock in an account at a broker, bank or other nominee, then you are the beneficial owner of the common stock held in street name, and the proxy materials were sent either directly to you or were forwarded to you by your nominee. The nominee holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account.
Q:
If I am a shareholder of record and return my proxy, but do not provide voting instructions, how will my shares be voted?

A:
If you specify a choice, your proxy will be voted as specified. If you return a signed proxy but do not specify a choice, your shares will be voted “FOR” each of the named director nominees; “FOR” the advisory resolution approving the compensation of our named executive officers; and “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. In all cases, your proxy will be voted in the discretion of the individuals named as proxies on the proxy card with respect to any other matters that may come before the Annual Meeting.

Q:
What are broker non-votes and what effect do they have on the proposals?

A:
Generally, broker non-votes occur when shares held by a broker in street name for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote those shares.

If you do not vote your proxy and your shares are held in street name, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. On non-routine matters, if the brokerage firm has not received voting instructions from you, the brokerage firm cannot vote your shares on that proposal, which is considered a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting. The proposal for the ratification of the appointment of our independent registered public accounting firm is routine. The other two proposals in this Proxy Statement are non-routine. Accordingly, brokers that do not receive instructions will be entitled to vote on the ratification of the appointment of our independent registered public accounting firm at the Annual Meeting, but may not vote on the election of directors or the advisory resolution approving the compensation of our named executive officers. Therefore, we encourage you to sign and return your proxy, with voting instructions, before the Annual Meeting so that your shares will be represented and voted at the meeting even if you cannot attend.
Q:
Can I change my mind after I vote?

A:
You may revoke your proxy at any time before it is exercised by delivering written notice of revocation to our Corporate Secretary or by attending and voting at the Annual Meeting.

Q:
What is the quorum requirement for the Annual Meeting?

A:
The presence online at the Annual Meeting or by proxy of the holders of a majority of the shares entitled to vote in the election of directors is necessary to constitute a quorum. If a registered shareholder indicates on his or her proxy card that the shareholder wishes to abstain from voting, or a beneficial owner instructs its bank, broker or other nominee that the shareholder wishes to abstain from voting, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present.

Q:
What is the voting requirement to approve each of the proposals?

A:
The following table describes the voting requirement for each proposal:

Proposal 1	Election of eight directors for one-year terms expiring in 2024	Directors are elected by a majority of votes cast unless the election is contested, in which case directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted “FOR” a director nominee must exceed 50% of the number of votes cast with respect to that director nominee’s election. In a contested election, election by a plurality of the votes cast means that the eight nominees who receive the greatest number of “FOR” votes will be elected. Abstentions and broker non-votes have no effect on the vote for this proposal.
Proposal 2	Advisory vote approving the compensation of our named executive officers	This proposal is a non-binding, advisory vote. This proposal will be approved if a majority of the votes present in person or represented by proxy and entitled to vote at the meeting are voted “FOR” the proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal. While this is advisory and non-binding, we value the opinions expressed by our shareholders in this advisory vote, and the Board and Compensation Committee will consider the outcome of this vote when determining the compensation of named executive officers.
Proposal 3	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2023	This proposal must be approved by a majority of the votes present in person or represented by proxy and entitled to vote at the meeting. This means that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved. Abstentions will have the same effect as a vote “AGAINST” this proposal.

Q:
What happens if a director does not receive a majority of the votes cast?

A:
If a director does not receive a majority of the votes cast, he or she is required to promptly deliver his or her resignation to the Board. The Nominating and Corporate Governance Committee (the “Governance Committee”) will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the resignation, considering the Governance Committee’s recommendation, and publicly disclose its decision regarding the resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The director who delivers his or her resignation will not participate in the recommendation of the Governance Committee or the decision of the Board with respect to his or her resignation. If such director’s resignation is not accepted by the Board, the director will continue to serve until the next annual meeting of shareholders and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of our Amended and Restated Certificate of Incorporation.

Q:
What happens if other business is transacted at the Annual Meeting?

A:
Management does not know of any business to be transacted at the Annual Meeting other than the matters described in this Proxy Statement. However, if any other matters do properly come before the Annual Meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted by the proxy holders as recommended by the Board or, if no recommendation is given, in accordance with the judgment of the person voting the proxies.

Q:
What does it mean if I receive more than one proxy or voting instruction card?

A:
It means that your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy cards you receive.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days after the date of the meeting.

Q:
Why does this year’s Proxy Statement include less information than some of the proxy statements of the Company’s peers?

A:
The Company was a “smaller reporting company” as this term is defined by the rules of the Securities and Exchange Commission (“SEC”) during 2022. These rules allow us to tailor disclosure in this Proxy Statement and other annual and periodic reports. We have chosen to take advantage of the scaled disclosure requirements for this Proxy Statement available to smaller reporting companies and, as a result, we are not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

Q:
Who can help answer my questions?

A:
If you have questions concerning a proposal or the Annual Meeting or if you would like additional copies of this Proxy Statement, please contact our Corporate Secretary at: (312) 470-2000 or by mail at: CURO Group Holdings Corp., 200 West Hubbard, 8th Floor, Chicago, Illinoi 60654. In addition, information regarding the Annual Meeting is available via the Internet at https://ir.curo.com/proxy-statement-2023.

CORPORATE GOVERNANCE
We are committed to effective and impactful corporate governance, and the Board has adopted Corporate Governance Guidelines to strengthen management accountability and promote long-term shareholder interests.
Board of Directors
Our shareholders elect directors to serve on our Board. The Board oversees the management of the business by the Chief Executive Officer and senior management. In addition to its general oversight function, the Board has additional responsibilities, including:
•
reviewing and approving the Company’s key operational and financial objectives and strategic business plans and monitoring implementation of those plans and the Company’s success in meeting identified objectives;

•
approving the Company’s annual corporate operating plan and major capital expenditures and purchase commitments;

•
overseeing the Company’s process for assessing and managing risk and mitigation activities;

•
selecting, evaluating and approving the compensation of the Chief Executive Officer and overseeing Chief Executive Officer succession planning;

•
providing advice and oversight regarding the selection, evaluation, development and compensation of executive officers;

•
shaping effective corporate governance; and

•
reviewing and monitoring administration of policies and procedures to safeguard the integrity of our business operations and financial reporting and to promote compliance with applicable laws and regulations.

Board Composition
Director Highlights
The Board prides itself on its ability to recruit and retain directors who have a diversity of experience, who have high personal and professional integrity and who have demonstrated exceptional ability and judgment to effectively serve shareholders’ long-term interests. These skills and attributes will help the Company accomplish its most important strategic objectives: Grow Responsibly, Execute with Excellence and Strengthen our Foundation.
Our Board utilizes a thoughtful approach to board composition to ensure a proper balance between newer directors who bring fresh and diverse perspectives and longer tenured directors who have gained institutional knowledge and relationships with management and shareholders. The Board also values diversity (including with respect to gender, race, age, industry experience, functional areas, public and private professional experience and academic background) and considers this an important factor in determining nominees for appointment and election. It is the Board’s policy to include, and to request that any search firm it engages include, women and racially or ethnically diverse persons in the pool of candidates from which director nominees are chosen. The Board believes that its directors have characteristics and valuable skills that provide the Company with the variety and depth of knowledge, skills and experience, as well as the appropriate judgment and strategic vision to provide effective oversight of the Company.

	Totals	Douglas Clark	Chad Faulkner	Andrew Frawley	David Kirchheimer	Chris Masto	Mike McKnight	Gillian Van Schaick	Issac Vaughn
Leadership	8	✓	✓	✓	✓	✓	✓	✓	✓
Consumer Finance / Financial Services	4	✓	✓				✓	✓
Accounting / Finance / Capital Allocation	4			✓	✓	✓		✓
Credit Risk / Fraud	3	✓	✓				✓
Operations	6	✓	✓	✓	✓			✓	✓
Marketing	3	✓	✓	✓
IT / Cybersecurity	4	✓	✓	✓	✓
Compliance / Regulatory	3		✓		✓			✓
Risk Management	3		✓		✓			✓
Strategic Planning	7	✓	✓	✓	✓	✓	✓		✓
M&A	5	✓	✓	✓		✓			✓
International	3	✓	✓		✓
Corporate Governance	3				✓	✓			✓
Investor Relations	2				✓	✓
Real Estate	2		✓				✓
HCM / Executive Compensation	2			✓	✓
Legal	1								✓
Entrepreneurship	4			✓	✓	✓	✓
The Governance Committee reviews with the Board on an annual basis the skills, experience and characteristics desired of Board members in the context of the current makeup of the Board. The Board, with the assistance of the Governance Committee, annually assesses the current composition of the Board across many dimensions. This assessment addresses the skills and attributes set forth in the table above and the individual performance, experience and skills of each director.
Following a year of tremendous change for the Company, which included the sale of our legacy U.S. direct lending business, the acquisition of First Heritage Credit and the continuing integration of Heights Finance, the Board reduced its size to eight members after the resignation of three directors in February 2023. While we valued the expertise and contributions of these directors, the Company believes that a smaller Board fosters deeper conversations and debate and leads to higher flexibility and agility. The following represents important metrics of our current Board:
Director Nominations
The Governance Committee serves as the Board’s nominating committee. The Governance Committee, in anticipation of upcoming director elections and other potential or expected Board vacancies, evaluates qualified individuals and recommends candidates to the Board. As part of the search process for each new director, the Governance Committee actively seeks out women and minority candidates to include in the pool of candidates from which Board nominees are chosen. The Governance Committee may (and typically does) retain a search firm or other external parties to assist it in identifying candidates, and the Governance Committee has the sole authority to select such a firm, approve the search firm’s fees and retention terms and terminate the firm, if necessary.

The Governance Committee considers candidates suggested by directors, executive officers or shareholders. Shareholders may recommend individuals as potential director candidates by communicating with the Governance Committee through the mechanism described under the heading “Shareholder Communications Policy” below. Shareholders that wish to nominate a director candidate must comply with the procedures set forth in our Bylaws, which are posted on our website. The deadline for shareholders to submit notice of nominations for next year’s annual meeting is set forth under the heading “Other Shareholder Proposals for Presentation at Next Year’s Annual Meeting” in this Proxy Statement.
Ultimately, upon the recommendation of the Governance Committee, the Board selects the Company’s director nominees for election at each annual meeting. In selecting director nominees, the Board considers each candidate’s performance as a director (which is assessed through an anonymous written peer evaluation) if such candidate is serving or has served as a director of the Company; personal and professional integrity; ability and judgment; and likelihood to be effective, working with the other nominees and directors, in serving the long-term interests of the shareholders. The Governance Committee also considers candidates’ relative skills, experience, attributes, background and characteristics, as well as independence under applicable New York Stock Exchange (“NYSE”) listing standards, potential to contribute to the composition and culture of the Board and ability and willingness to actively participate in the Board and committee meetings and to otherwise devote sufficient time to Board duties.
Board and Committee Self-Assessment Process
Our Board conducts an annual self-assessment process designed to ensure it is performing effectively and to identify opportunities for improvement. As part of this annual self-assessment, each director evaluates over several dimensions the performance of the Board and any committee on which he or she serves. In addition, to enhance individual accountability, directors are encouraged to anonymously review the performance of their fellow directors. The Chairman of the Governance Committee reviews the Board self-assessment with directors and conducts individual director interviews after the end of each assessment process. Committee Chairpersons review the committee self-assessments with their respective committee members and discuss them with the Board.
In addition, the Governance Committee, working with the Independent Lead Director, develops and implements guidelines for evaluating all directors standing for nomination and election and oversees the evaluation of such nominees.

The Corporate Governance Guidelines, Charter for each Board standing committee (Audit, Compensation, Governance and Risk), Whistleblower Policy, Code of Business Conduct and Ethics, Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are available on CURO’s website at: https://ir.curo.com/corporate-governance/governance-documents.

The Board and applicable committees annually review these and other key governance documents.
Risk Oversight
The Board oversees the Company’s process for assessing and managing risk and mitigation activities with a focus on the most significant enterprise risks facing the Company, including strategic, financial, business and operational, regulatory, legal and compliance and reputational.
This oversight is conducted through quarterly presentations by and discussions with executive leadership, including our Chief Executive Officer, Chief Financial Officer, Chief Audit Executive, Chief Legal Officer, Chief Technology Officer, Chief Credit Risk Officer, Chief Compliance Officer, Chief Information Security Officer, department leaders and other members of management. The Chief Legal Counsel, Chief Credit Risk Officer, Chief Compliance Officer, and Chief Audit Executive coordinate management’s day-to-day risk management and mitigation efforts, and the Chief Audit Executive reports directly to the Audit Committee.
The Chief Legal Counsel, Chief Credit Risk Officer, Chief Compliance Officer and Chief Audit Executive review management’s risk assessment and mitigation strategies with the Audit Committee and/or Risk and Compliance Committee (“Risk Committee”) regularly, and with the full Board periodically. In addition to the above processes, the Board has delegated risk management and mitigation oversight responsibilities to its standing committees, which meet regularly to review and discuss specific risk topics that align with their core responsibilities.
The Audit Committee oversees the Company’s risk policies and processes relating to its financial statements and financial reporting processes, credit risks and liquidity risks. It also oversees our procedures for the receipt, retention and treatment of complaints relating to accounting and auditing matters and potential risks arising from related person transactions.	The Compensation Committee oversees risks associated with organization structure and succession planning, hiring, development and retention processes and reviews and evaluates risks associated with the Company’s compensation structure, policies and programs. The Compensation Committee also oversees the Company’s strategies and policies related to human capital management, including with respect to matters such as diversity, equity and inclusion and workplace environment and culture.
The Governance Committee oversees the Company’s management of risks related to the Company’s governance structure and processes. The Governance Committee also oversees the Company’s environmental, social and governance matters.	The Risk Committee oversees systems and processes to identify, manage and mitigate material risks to the Company and to oversee regulatory, legislative and compliance matters. The Risk Committee also assists the other committees in fulfilling their oversight responsibilities for risk management.
The Company reviewed its compensation policies and practices to assess whether they are reasonably likely to have a material adverse effect on the Company. As part of this review, the Company compiled information about the Company’s incentive plans, including reviewing the Company’s compensation philosophy, evaluating key incentive plan design features and reviewing historic payout levels and pay mix. With assistance from Company management and its independent compensation consultant, the Compensation Committee reviewed the executive compensation program, and members of our human resources, internal audit and legal departments reviewed the non-executive compensation programs. Following these reviews, we believe our compensation plans do not promote excessive risk taking.
Environmental and Social Responsibility
We care deeply about our stakeholders—our team members, our customers and our communities. As our business undertook a transition in 2022, we are focused on three pillars which we believe will lead us to sustainable growth: Grow Responsibly, Execute with Excellence and Strengthen our Foundation.
Our core values underpin these three pillars: we build relationships based on trust, honesty and respect; we execute with urgency and passion; we keep our commitments; and we lead with humility. These values are woven into every aspect of our business: how we develop, market and sell our products and services; how we treat our team members and customers; how we communicate with our stakeholders; and how we give back to the communities in which we live and work.
In 2022, we also strengthened our commitments to reduce our environmental impact, maintain the safety and security of our employees and practice responsible governance.
Environmental
We understand that our business practices have an impact on the communities in which we operate and where our employees and customers live.
We remain committed to reducing our carbon footprint, energy usage and waste production. Since 2021, we have embraced remote work and downsized our corporate office footprint by 48% with more reductions planned in the future. We are strengthening the foundation of our carbon management plan through the inclusion and integration of Heights Finance and First Heritage Credit with our other brands. We continue to upgrade lighting, reduce paper use and improve the operation of climate control systems. And finally, we are growing responsibly by migrating to a more efficient branch network with offices sized to support our revised product mix.
Social
We believe we have a responsibility to put our time and money into enacting positive social change and giving back to the communities where we live and work. We do this through our CURO Cares program, our Corporate Social Responsibility program, which drives our commitment to diversity and inclusion, corporate and employee giving and volunteerism.
People
Our employees’ well-being is a top priority. We demonstrated these commitments through the following actions:
•
Building upon our Commitment to Diversity and Inclusion. To further our commitment to a culture of inclusion and celebrate our diversity, we established our Diversity and Inclusion Council in 2020. Since inception, the Council has led a wide range of initiatives driving positive changes throughout our company. We instituted floating holidays to enable employees to recognize meaningful days or events important to them, reinforced annual diversity training, implemented additional mental health resources and worked to ensure that all employees feel comfortable being themselves at work. The Council led monthly events recognizing important causes including Black History Month, International Women’s Day, Mental Health Awareness month and Pride month through education, support resources and giving campaigns.

•
Women at CURO: We are proud that 50% of our executive leadership are women. Approximately 77% of our workforce are women and women hold nearly 71% of our management roles.

•
Employee Engagement: We focus on engaging our employees through recognizing global observations, holidays and cultural events, as well as producing CURO Vida (CURO Life), our in-house, day-in-the-life video series that highlights diverse employees, guest speakers and topics aligned with calendar observances, such as Black History Month, Women’s History Month and Pride Month.

•
Volunteer Network: The Diversity and Inclusion Council launched a volunteer network of internal volunteers, a group that continues to grow to champion and lead diversity events.

•
Prioritizing Health and Safety. We have always prioritized our employees’ overall wellbeing, but it has never been as important as the last few years as demonstrated below:

•
Mental Health and Wellness: We recognize and support the importance of employee mental health and committed to being a “StigmaFree” company in partnership with the National Alliance on Mental Illness (NAMI) to combat mental health stigma in the workplace through education, training and extensive support.

We provide mental health resources and benefits to employees, including employee assistance programs, on-demand telehealth and virtual mental health services. We will continue our outreach in these important areas.
•
Support for Hardships: We take pride in the CURO Cares Employee Relief Fund, a CURO-sponsored disaster and hardship relief fund administered by the independent Emergency Assistance Foundation. The Employee Relief Fund helps our employees cope with unexpected hardships or disasters that may cause undue financial stress. Through March 2023, we have contributed over $200,000 to support the fund. Our employees have donated over $20,000 to support their colleagues. The program has provided needed financial assistance to over 85 employees facing crisis situations.

•
Enhanced Communication Practices: We implemented a bi-directional messaging platform to enhance our business continuity and incident management protocols which allows us to rapidly communicate to our entire workforce and receive critical messages from our employees.

•
Strengthening Training Resources. Our customer-facing, front-line teams participate in comprehensive training to help them with conflict resolution and managing challenging situations. Additionally, all employees participate in comprehensive diversity and inclusion training.

•
Enhancing our Talent Acquisition and Total Rewards. To attract, hire, develop and retain diverse talent, we systematized our applicant tracking system to mitigate unconscious bias throughout every stage of the hiring process and ensure diverse candidate selection. We consider a diverse slate of candidates for hiring all manager-level and above roles. For our front-line employees, we completed a market compensation analysis to meet or exceed salary benchmarks and implemented changes where appropriate.

Communities
We care about and support the communities in which our employees and customers live and work. We spend our time and money giving back to those communities in various ways, including:
•
Supporting Local Charities and our Communities. We engage in numerous philanthropic and community-based initiatives.

•
Meals2Frontline: A program that started in 2020 and concluded in 2022, our Cash Money’s Meals2Frontline program has contributed nearly $1,000,000 (CAD) to provide healthy meals to frontline workers, including healthcare and mental health professionals at COVID-19 vaccination and assessment centers, serving the public during the height of the COVID-19 pandemic. With the help of 15 restaurant partners, our efforts resulted in the delivery of more than 47,000 meals to frontline workers at 94 frontline organizations across Canada.

•
Global Giveback: In December of 2022, we held a global giveback campaign during which our global team members collected donations or volunteered locally to give back to the communities in which they work and live. We had close to 90% participation across the organization with donations to over 160 local charities. As a result of exceeding our goal of 75% participation, we donated $10,000 (CAD) to Food Banks Canada, $5,000 to Boys & Girls Club of America and $5,000 to Shriners Hospital for Children.

•
Lending a Hand: Founded by Heights Finance, this program asks employees to volunteer at the charity of their choice between the months of November and December. We had over 127 volunteer hours across 25 charities. We selected nine charities to receive an additional $500 donation, for a total donation amount of $4,500.

•
Local Participation: Our team members across the United States and Canada also volunteer for charities and groups that are local and meaningful to them, as well as serve on the boards of several charitable organizations, such as local YMCAs and the Red Cross. We also make a difference by participating in volunteer activities such as Giving the Basics, Red Cross blood drives, Salvation Army food drives and annual Angel Tree giving.

•
Local Charitable Giving: We also donate and support several other organizations including employee-directed giving to philanthropies, such as the Salvation Army and Wichita Wagon Masters.

Stakeholders
As a public company that serves thousands of customers and hundreds of communities, we understand our responsibility to all our stakeholders, including our employees, customers, investors and business partners. We strive to meet the highest ethical and legal standards in serving all our stakeholders.
Helping and serving our customers continues to be the focus for everything we do. We remain committed to that goal through the products and services we offer and other actions we take, such as:
•
Appointing People to the Right Roles. The strength of our business has always been driven by the strength of our employees. In 2022, we transformed our management team, which is laser focused on ensuring our three pillars underlie all decisions and actions it takes. We believe in our team and we are excited about the future of our company under their guidance.

•
Practicing Responsible Lending. Through our proprietary underwriting and scoring models, we strive to ensure that our customers qualify for the loan type and amounts that fit their needs. In circumstances where our customers have experienced natural disasters, we waived some payments that were due. Additionally, when isolated system errors occur, we err on the side of our customers and promptly engage in remediation efforts, including waiving interest and payments as necessary. We continually strive to ensure our customers are treated fairly and do not suffer unintentional, adverse effects of system errors.

•
Facilitating Comprehensive Training—Strong Compliance Management System. Ensuring that our employees and Board understand the compliance requirements we must follow is critical. We take a “tone from the top” approach and our executive team continually commit to and communicate the importance of a strong compliance culture. In this regard, we made several enhancements to our virtual training programs. We provide comprehensive compliance training programs in accordance with all local and federal regulations, including anti-bribery and code of conduct and ethics courses. We offer an anonymous “whistleblower” hotline and actively encourage our employees to report concerns or misconduct. Our employees and management teams are also trained on a zero-tolerance, no retaliation policy so that everyone is empowered to report concerns or any alleged wrongdoing. Additionally, through our wire transfer network partner, we disseminate information to our store employees about human trafficking signs, elderly financial exploitation and reporting responsibilities.

•
Strengthening Data Governance—Setting Infrastructure for Long-Term Data Protection and Agility. In 2022, we laid out the framework and architecture to move our customer data to the cloud. Hosting data in the cloud helps ensure a single source of truth for customer information and protection. This also enables us to be more agile in our data, responding to customers’ needs, inquiries and access requests.

•
Centralizing Collections and Sales Centers. In 2022, we began the hard work of centralizing our sales and collections team at one of our corporate hubs. Centralization provides heightened levels of monitoring and standardization. Such efforts result in best-in-class compliance for servicing all of our customers.

•
Preparing for the Future. We commit considerable time and resources to planning for and acting upon legislative changes, including:

•
Industry Association Participation: We actively participate in our industry association, the American Financial Services Association. Additionally, our Vice Presidents of Operations around the country participate in local and state industry associations so we can keep our ear to the ground on changes that may affect our customers and our company. We also participate in two industry associations that address our Canadian market.

•
Privacy Matters: As privacy gains greater focus on both a state and federal level, we continue to monitor activity in both areas for future applicable privacy legislation. While the states have been very active in proposing various state-specific privacy laws, most if not all have been states in which we do not conduct business at this time. We continue to monitor the activity on the federal level as well.

We are proud of our efforts and will continue to support our employees, communities and stakeholders in varied and meaningful ways.
Code of Business Conduct and Ethics, Whistleblower Policy and Ethics Hotline
Our Board has adopted a Code of Business Conduct and Ethics (the “Code”) which covers our directors, officers and employees. A copy of the Code is posted at https://ir.curo.com/corporate-governance/governance-documents. We will disclose amendments to, or waivers from, the Code on our website. We did not grant any such waiver in 2022.
We have also adopted a Whistleblower Policy which sets forth the procedures for reporting all suspected or actual violations of the Code, internal policies or procedures, laws or other regulatory requirements, and the protections against retaliation for individuals who, in good faith, report such concerns. These concerns or other concerns regarding our financial statements and accounting, auditing, internal control and reporting practices can be reported by submitting a report through our third-party Ethics Hotline, which can be accessed by clicking “Ethics Hotline” https://ir.curo.com/corporate-governance/governance-documents (anonymously, if desired) or by calling our third-party provider, Issuer Direct Corporation, at (800) 916-7037.
Shareholder Communications Policy
Shareholders and other interested parties may send correspondence to the Board, the non-employee directors as a group, a specific Board committee or an individual director (including our Lead Independent Director) in the manner described below. Our Chief Legal Officer will provide a summary and copies of all correspondence (other than product complaints or inquiries, job inquiries, business solicitations and offensive or otherwise inappropriate material) as applicable at each regularly scheduled Board meeting.
Communications may be sent via email IR@curo.com or by regular mail c/o Chief Legal Counsel at CURO Group Holdings Corp., 200 West Hubbard, 8th Floor, Chicago, Illinois 60654.

PROPOSAL 1—ELECTION OF DIRECTORS
Our Board consists of eight directors. Beginning with this year’s Annual Meeting, we will have completed our commitment we made to shareholders in 2020 to annually elect directors and all directors now stand for election for one-year terms. The Board has nominated Chad Faulkner, David Kirchheimer, Douglas Clark, Andrew Frawley, Chris Masto, Mike McKnight, Gillian Van Schaick and Issac Vaughn for one-year terms expiring at the annual meeting of shareholders to be held in 2024 or until his/her successor, if any, has been elected and is qualified.
All director nominees other than Messrs. Clark, Faulkner and McKnight are independent directors, as determined by the Board under the applicable NYSE listing standards. Each director nominee currently serves on the Board. The Company is not aware of any nominee who will be unable or unwilling to serve as a director. However, if a nominee is unable to serve or is otherwise unavailable for election, the incumbent directors may or may not select a substitute nominee. If the directors select a substitute nominee, the proxy holder will vote the shares represented by all valid proxies for the substitute nominee (unless other instructions are given).
The biographies of the nominees are below, along with a discussion of the experience and skills of each director.
Director Nominees with Proposed Terms Expiring in 2024
Chad Faulkner Age: 55 Director Since: 1997 Co-founder of the Company Chairman of the Board Member of Risk Committee
Career Highlights:
Mr. Faulkner co-founded the Company, has served on our Board since 1997 and became our Chairman in February 2023. Mr. Faulkner served as our President and Chief Operating Officer from 1997 to 2013. As one of our founders, he led the Company in its entire geographic and product expansion. Mr. Faulkner has served as Chief Executive Officer of Sports Academy since 2015. Mr. Faulkner serves as a director of several private companies. Mr. Faulkner holds a Bachelor of Science degree from Kansas State University and is a graduate of the Executive Program at the Anderson School of Business—University of California Los Angeles.
Experience and Skills:
As a founder of the Company, Mr. Faulkner has a keen understanding of the industry in which we operate and the drivers of its growth. We believe Mr. Faulkner’s experience in the consumer finance industry combined with his varied leadership experience qualifies him to serve as a member of our Board and as Chairman of the Board.

David Kirchheimer Age: 67 Director Since: 2018 Lead Independent Director Chairman of Audit Committee Member of Compensation Committee
Career Highlights:
Mr. Kirchheimer has served on our Board since 2018 and as Lead Independent Director since February 2023. Mr. Kirchheimer is an advisory partner (an honorary position) at Oaktree Capital Management, L.P., a global investment manager specializing in alternative investments (“Oaktree”), where he previously served as Chief Financial Officer from its founding in 1995 until his retirement in 2017. Mr. Kirchheimer also served as Oaktree’s Chief Administrative Officer and head of accounting during most of his tenure. Mr. Kirchheimer served on the board of directors of Oaktree’s holding-company affiliate from its formation in 2007 until his retirement, during which time the affiliate became a public company in 2012. Prior to Oaktree, Mr. Kirchheimer held senior financial management positions with Ticketmaster Corporation, Republic Pictures Corporation and The Zond Group. Mr. Kirchheimer started his career as an auditor at Price Waterhouse (now PricewaterhouseCoopers). Mr. Kirchheimer serves on the boards of directors of Nuveen Churchill Direct Lending Corp., a private business development company, and a similar fund also managed by Nuveen Churchill. Mr. Kirchheimer holds an MBA from the University of Chicago’s Booth School of Business and a BA from Colorado College.
Experience and Skills:
Mr. Kirchheimer has extensive experience leading financial and accounting teams, including investor relations, and public company executive and board experience. We believe Mr. Kirchheimer’s deep understanding of financial reporting and business controls, combined with his strong analytical and executive experience, qualifies him to serve as a member of our Board, as Lead Independent Director and as Chairman of our Audit Committee.

Douglas Clark Age: 58 Director Since: 2022 Chief Executive Officer of the Company
Career Highlights:
Mr. Clark has served as our Chief Executive Officer and on our Board of Directors since November 2022. Mr. Clark joined us following our acquisition of Heights Finance in December 2021 and served as our President of North America Direct Lending from June 2022 until his appointment as Chief Executive Officer. Mr. Clark joined Heights Finance in July 2020 to lead the successful integration of Heights Finance and Southern Management Corporation. As the Chief Executive Officer of Heights Finance, Mr. Clark built a strong leadership team, orchestrated a new growth strategy and led the execution of that growth strategy culminating in the sale to CURO. Prior to joining Heights Finance, Mr. Clark was President for five years at Axcess Financial, a direct retail and online competitor to CURO’s previous U.S. direct lending business. Prior to that role, Mr. Clark served as Chief Operating Officer at Axcess Financial for 11 years with responsibility for the retail and central operations in the U.S. and U.K. markets, information technology, marketing and credit risk analytics. Prior to his time at Axcess Financial, Mr. Clark worked with Chiquita Brands International, a multinational producer and distributor of fresh fruits, in a variety of financial and operational roles. Mr. Clark earned his bachelor’s degree in Finance from Xavier University.
Experience and Skills:
Mr. Clark has a breadth of experience leading large and diverse consumer financial services companies and driving growth. We believe Mr. Clark’s deep knowledge of the consumer finance industry and its regulatory environment coupled with his extensive leadership experience and strategic insight qualifies him to serve as a member of our Board.
Andrew Frawley Age: 60 Director Since: 2017 Chairman of Compensation Committee Member of Audit Committee
Career Highlights:
Mr. Frawley has served on our Board since 2017. Mr. Frawley currently serves as Chairman of the board of directors of Alterian, a campaign management and real-time marketing software company, and member of the board of directors of Marketing Evolution, a provider of advanced marketing analytics and cloud-based software. Mr. Frawley recently served as Marketing Evolution’s Chief Executive Officer from September 2021 to October 2022. Previously, Mr. Frawley was the Chief Executive Officer and Vice Chairman of the board of directors of V12 Data, a provider of marketing data and technology solutions, from 2018 to September 2021. Mr. Frawley is also the Chief Executive Officer of AJ Frawley & Associates LLC, a consulting firm providing services to private equity firms and brands. Mr. Frawley previously served as Chief Executive Officer of Epsilon, a segment of Alliance Data Systems Corporation (NYSE: ADS) from December 2014 to September 2016. Prior to that, he served as Epsilon’s President from 2012 to 2014 and as its President of Marketing Technology from 2009 to 2011. Mr. Frawley serves as the Chairman of the board of directors of a private company and serves as a member of the boards of directors of three private companies. Mr. Frawley previously served as a member of the board of directors of Fluent, LLC (NASDAQ: FLNT). Mr. Frawley earned a Master of Business Administration from Babson College and a Bachelor of Science in Finance from The University of Maine.
Experience and Skills:
Mr. Frawley has extensive executive and operating experience leading varied marketing organizations. We believe that Mr. Frawley’s diverse leadership skills coupled with his insight into executive compensation matters qualifies him to serve as a member of our Board and as Chairman of our Compensation Committee.

Chris Masto Age: 55 Director Since: 2008 Member of Compensation Committee Member of Governance Committee
Career Highlights:
Mr. Masto has served on our Board since 2008. Mr. Masto previously served as our Chairman from January 2022 to February 2023 and our Lead Independent Director from 2020 until his appointment as Chairman in January 2022. Mr. Masto is Co-Founder and Senior Advisor at FFL Partners, a private equity firm, which he co-founded in 1997 and where, until 2017, he served as a Partner, member of the Investment Committee and member of firm leadership. Mr. Masto transitioned to a Senior Advisor role in 2017. Prior to co-founding FFL Partners, Mr. Masto worked as a management consultant with Bain & Company and an investment banker at Morgan Stanley & Co. (NYSE: MS). Mr. Masto also currently serves on the board of directors of Katapult Holdings, Inc. (NASDAQ: KPLT) and

VolunteerMatch.org, is Co-Chair of Resident Home Inc. and is an Advisory Board Member of Valo Ventures. He was previously a director of Tempur Sealy International, Inc. (NYSE: TPX) and Chairman of TriTech Software Systems. Mr. Masto graduated magna cum laude from Brown University with a Bachelor of Science degree in Electrical Engineering and received a Master of Business Administration from Harvard Business School.
Experience and Skills:
Mr. Masto is a veteran investor and board member with significant experience in private equity, management consulting and investment banking. We believe Mr. Masto’s deep financial, analytical, strategic and investment skills and his extensive experience on public and private boards qualify him to serve as a member of our Board.

Mike McKnight Age: 56 Director Since: 1997 Co-founder of the Company
Career Highlights:
Mr. McKnight co-founded the Company and has served on our Board since 1997. From 1997 to 2008, Mr. McKnight served as Vice President of the Company and was involved with the Company’s strategic direction and governmental affairs. Mr. McKnight initially managed loan office operations, and then later directed the real estate, construction, media and marketing arms of the Company, utilizing his prior career as a radio advertising executive to build a successful advertising campaign. From 2010 until 2014, Mr. McKnight served as the Managing Member of Gusto, LLC, a Domino’s Pizza franchisee in Kansas and Western Missouri. Since 2011, Mr. McKnight has served as a director of Gusto, LLC, Decorus Investments, LLC and CDM Development, LLC, and has been a Partner of Tacoma Capital since 2016. Mr. McKnight earned a Bachelor of Science degree in Journalism from Kansas State University.
Experience and Skills:
As a founder of the Company, Mr. McKnight was instrumental in developing the Company’s early strategic direction, including marketing and real estate. We believe Mr. McKnight’s deep understanding of our business and the consumer finance industry qualifies him to serve as a member of our Board.

Gillian Van Schaick Age: 60 Director Since: 2019 Chairwoman of Risk Committee Member of Audit Committee Member of Governance Committee
Career Highlights:
Ms. Van Schaick has served on our Board since 2019. Ms. Van Schaick, a risk management executive and chief compliance officer with more than 30 years of experience in the financial services industry, served as Executive Vice President and Head of US Regulatory Compliance at HBSC from 2012 to 2018. Prior to her tenure at HBSC, a multinational banking and financial services holding company, Ms. Van Schaick served in a variety of leadership positions at JPMorgan Chase for 25 years, including SVP and Chief Compliance Officer for its Retail Financial Services, Treasury and Security Services and Commercial

Banking divisions. Earlier in her career, Ms. Van Schaick served as Vice President at Goldman Sachs & Co. in its Operations, Technology and Finance Division from 1993 to 1995. Ms. Van Schaick is involved in her community, serving as vice-chair of the board of trustees of the Loyola School, an independent high school in New York City. Ms. Van Schaick holds an MBA in Finance from Columbia University and a BS in Mathematics and French from Georgetown University. Ms. Van Schaick is also a graduate of the ABA Compliance School and ABA Graduate Compliance School.
Experience and Skills: Ms. Van Schaick has extensive experience in the financial services industry as a risk management and compliance executive. We believe that Ms. Van Schaick’s deep experience in compliance and risk management qualifies her to serve as a member of our Board and as Chairwoman of our Risk Committee.

Issac Vaughn Age: 60 Director Since: 2022 Chairman of Governance Committee Member of Risk Committee
Career Highlights:
Mr. Vaughn has served on our Board since January 2022. Mr. Vaughn is the former Chief Operating Officer of Zenefits, a cloud-based HR, benefits and payroll platform for small and mid-sized businesses, a position he held from 2020 until February 2022, when it was sold to TriNet (NYSE: TNET). Mr. Vaughn joined Zenefits in 2018, serving as SVP, Business Operations. Prior to joining Zenefits, Mr. Vaughn was SVP, Corporate Development and General Counsel at Ooyala, a video content workflow management system company, from 2012 to 2016 and served as Interim Chief Executive Officer from 2016 until 2017. Mr. Vaughn was a founder of Bennu Ventures Management, LLC, a stage agnostic venture capital firm, and served as partner from 2011 to 2016. From 2007 to 2012, Mr. Vaughn was a managing director at SC Investments Consulting, LLC, a boutique angel investment and consulting company. Mr. Vaughn started his career as a corporate attorney, ultimately joining Wilson Sonsini Goodrich & Rosati, where he became a partner. Mr. Vaughn is a director of Rocket Lawyer, an online platform that helps consumers create legal documents and connects them with a network of independent attorneys, and a foundation. Mr. Vaughn received his J.D. from the University of Michigan and holds a B.S. in Economics from Santa Clara University.
Experience and Skills:
Mr. Vaughn brings more than 20 years of leadership and operational experience working with and advising high-growth technology companies. We believe that Mr. Vaughn’s leadership and entrepreneurial skills and his legal acumen qualify him to serve as a member of our Board and Chairman of the Governance Committee.

Board Recommendation
The Board recommends that you vote “FOR” the election of the above nominees for proposed terms expiring in 2024.

Board Leadership Structure
The Company’s Corporate Governance Guidelines give the Board the flexibility to determine the best leadership structure for the Company based upon the Company’s evolving needs and opportunities. The Governance Committee periodically reviews the Board’s leadership structure and recommends changes to the Board as appropriate. Currently, Chad Faulkner, the Company’s founder, serves as Chairman of the Board. David Kirchheimer, serves as our Lead Independent Director and performs a role in many ways similar to an independent Chairman, including the following enumerated responsibilities:
•
Serve, as necessary, as a liaison between the Chairman and the independent directors;

•
Preside over Board meetings in the absence of the Chairman;

•
Review, approve and help develop the agendas and scheduling for Board and committee meetings;

•
Review and approve information and meeting materials sent to the Board;

•
Preside over executive sessions, with the authority to call executive sessions; and

•
Be available for consultation and communication with shareholders, as appropriate.

Our Board believes that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. In that regard and following a year of tremendous change for the Company, which included a reduction in the Board’s size from 11 to eight directors in February 2023, Mr. Faulkner became our Chairman of the Board. Mr. Faulkner succeeded Mr. Masto, an independent director, who had served as our Chairman for most of 2022 and until Mr. Faulkner’s appointment.
Although not independent, Mr. Faulkner founded the Company and possesses a keen understanding of the industry in which we operate and the drivers of our growth. We believe Mr. Faulkner’s experience in the consumer finance industry combined with his significant share ownership in the Company, which serves to align his interests with those of our shareholders, makes him an appropriate Board member to serve as our Chairman.
The Board believes that separating the roles of Chairman and Chief Executive Officer and having a Lead Independent Director represents an appropriate allocation of roles and responsibilities at this time given the benefits of Mr. Faulkner’s experience and tenure (as a founder, former executive, director and significant shareholder) with the Company. Mr. Clark is well-positioned as the leader to develop and execute the Company’s corporate strategy and is free to focus on day-to-day challenges and opportunities. Given the depth of his experience and his leadership skills, Mr. Kirchheimer is well suited to serve as our Lead Independent Director.
Director Independence
The Board annually assesses the independence of all directors. No director qualifies as “independent” unless the Board affirmatively determines that the director is independent under the listing standards of NYSE. Our Corporate Governance Guidelines require that a majority of our directors be independent.
Under NYSE listing standards, our Board has determined that five of our eight directors are independent. Only Messrs. Clark, Faulkner and McKnight are not independent. Each of the members of the Company’s Audit Committee, Compensation Committee and Governance Committee are comprised entirely of independent directors. The independent directors generally meet in executive session at each regularly scheduled meeting.
Board Committees, Meetings and Meeting Attendance
The Board currently has four standing committees: Audit, Compensation, Governance and Risk. During 2022, the Company also had a Strategy and Corporate Development Committee (the “Strategy Committee”), which the Board disbanded effective January 1, 2023.
Each committee meets periodically throughout the year and reports its recommendations to the Board. The Company expects directors to attend every meeting of the Board and the committees on which they serve and to attend the annual meeting of shareholders. In 2022, all directors then serving on the Board attended the 2022 Annual Meeting of Shareholders, and all directors attended at least 75% of the meetings of the Board (24 meetings in 2022) and the committees on which they served during the period for which he or she served, other than former director Karen Winterhof who did not attend at least 75% of such meetings due to maternity leave.
All directors are typically invited to and attend all committee meetings, regardless of whether they are a member of the particular committee. Our non-management directors and independent directors each met regularly in separate executive sessions during fiscal year 2022, all of which were chaired and led by either our Independent Lead Director or independent Chairman, as applicable.
Each committee annually evaluates its performance to determine its effectiveness. The Board has determined that all members of the Audit, Compensation and Governance Committees are “independent” as defined by NYSE listing standards. Furthermore, each Audit Committee member satisfies the NYSE “financial literacy” requirement. In addition, the Board has determined that Mr. Kirchheimer is an “audit committee financial expert” under SEC rules. As required by its charter, a majority of the members of the Risk Committee are independent as defined by NYSE listing standards.
Listed below are the Company’s standing committees, committee membership as of December 31, 2022, current membership, the number of meetings held in 2022 and a list of highlighted responsibilities of each committee. A complete list of the duties and responsibilities for each committee is available on the Company’s website at https://ir.curo.com/corporate-governance/governance-documents.
Current Committees
AUDIT COMMITTEE
Committee Members	Membership at 2022-year end • Dale Williams (Chairman) • Andrew Frawley • David Kirchheimer • Gillian Van Schaick	Current Membership • David Kirchheimer (Chairman) • Andrew Frawley • Gillian Van Schaick
Number of Meetings	5
Highlighted Responsibilities
•
Oversees the integrity of the Company’s financial statements, financial reporting process and internal controls

•
Appoints, evaluates and oversees the work of the independent auditors and oversees the internal audit function

•
Reviews and pre-approves audit and non-audit services and fees

•
Reviews related-party transactions

•
Oversees procedures for the receipt, retention and treatment of complaints relating to accounting and auditing matters

COMPENSATION COMMITTEE
Committee Members	Membership at 2022-year end • Andrew Frawley (Chairman) • David Kirchheimer • Chris Masto • Elizabeth Webster	Current Membership • Andrew Frawley (Chairman) • David Kirchheimer • Chris Masto
Number of Meetings	7
Highlighted Responsibilities
•
Assists the Board in fulfilling its responsibilities relating to executive compensation and the Company’s compensation and benefits policies and programs

•
Oversees the overall compensation structure, policies and programs, including whether the compensation structure establishes appropriate incentives for management and employees

•
Oversees the Company’s management of risks relating to organization structure and succession planning, hiring, development and retention processes, as well as those relating to compensation structure, policies and programs

•
Oversees the Company’s strategies and policies related to human capital management, including with respect to matters such as diversity, equity and inclusion and workplace environment and culture

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Committee Members	Membership at 2022-year end* • Issac Vaughn (Chairman) • Chris Masto • Dale Williams • Karen Winterhof	Current Membership • Issac Vaughn (Chairman) • Chris Masto • Gillian Van Schaick
Number of Meetings	4
Highlighted Responsibilities
•
Assists the Board in fulfilling its responsibilities on matters and issues related to corporate governance practices

•
Working with the Board, establishes qualification standards for membership on the Board and its committees and recommends qualified individuals to become Board members or serve for election as directors

•
Develops and recommends to the Board for its approval an annual self-evaluation process for the Board and its committees and oversees the evaluation process

•
Oversees and makes recommendations to the Board regarding environmental, social and governance matters and their integration into the Company’s business and long-term value creations for the Company and its stockholders

*
Chris Masto served as Chairman of the Governance Committee from January through September 2022.

RISK AND COMPLIANCE COMMITTEE
Committee Members	Membership at 2022-year end • Gillian Van Schaick (Chairwoman) • Chad Faulkner • Elizabeth Webster • Karen Winterhof	Current Membership • Gillian Van Schaick (Chairwoman) • Chad Faulkner • Issac Vaughn
Number of Meetings	4
Highlighted Responsibilities
•
Oversees systems and processes to identify, manage and mitigate material risks to the Company and oversees regulatory, legislative and compliance matters

•
Assists the Board in overseeing the Company’s compliance management system

•
Reviews and assesses insurance coverages maintained by the Company

•
Assists other Company committees in fulfilling their oversight responsibilities for risk management

Disbanded Strategy Committee
The Strategy Committee operated through year end 2022. Following the reduction in the size of the Board in 2023, the Board determined it was appropriate to disband the Strategy Committee and have a streamlined Board perform the functions previously assigned to such committee.
STRATEGY AND CORPORATE DEVELOPMENT COMMITTEE
Committee Members	Membership at 2022-year end* • Karen Winterhof (Chairwoman) • Andrew Frawley • David Kirchheimer • Chris Masto • Elizabeth Webster
Number of Meetings	5
Highlighted Responsibilities
•
Reviews and evaluates potential corporate development opportunities identified by management

•
Reviews with management the valuation, strategic rationale and management’s integration strategies associated with proposed transactions

*
Doug Rippel served as a member of the Strategy Committee from January through June 2022, at which time his term of service ended.

DIRECTOR COMPENSATION IN 2022
The Company’s non-employee director compensation philosophy is to pay compensation that is competitive with the compensation paid by companies of similar size, in similar industries and with whom the Company competes for director candidates. The Compensation Committee, with input from management and from the Compensation Committee’s independent compensation consultant, reviewed director compensation and compared it to market data, including a comparison to director compensation for the Company’s peer group and broader industry market surveys.
The following table provides information regarding the compensation of our non-employee directors for 2022. In 2022, Mr. Gayhardt received compensation for his services as the Company’s Chief Executive Officer until November 15, 2022, but did not receive any additional compensation for service as director. Additionally, in 2022, Mr. Clark received compensation for his services as the Company’s President, North America Direct Lending and, upon his appointment effective November 15, 2022, as Chief Executive Officer, but did not receive any additional compensation for service as a director. Messrs. Clark’s and Gayhardt’s compensation is reflected in the Executive Compensation section, the Summary Compensation Table and related tables and disclosures.
Name	Fees Earned or Paid in Cash	Restricted Stock Unit Awards(1)(2)	All Other Compensation	Total
Current Directors
Chad Faulkner	$74,000	$140,000	$3,581	$217,581
Andrew Frawley	108,000	140,000	3,581	251,581
David Kirchheimer(3)	93,000	140,000	3,581	236,581
Chris Masto	144,250	140,000	3,581	287,831
Mike McKnight	65,000	140,000	3,581	208,581
Gillian Van Schaick	99,000	140,000	3,581	242,581
Issac Vaughn	75,000	140,000	1,128	216,128
Former Directors
Elizabeth Webster(4)	92,000	140,000	3,581	235,581
Dale Williams(4)	107,500	140,000	3,581	251,081
Karen Winterhof(4)	105,500	140,000	3,581	249,081
Doug Rippel(5)	37,000	—	—	37,000

(1)
The amount reported for awards of restricted stock units represents the grant date fair value of restricted stock units granted to each non-employee director, calculated in accordance with FASB ASC Topic 718. We value restricted stock units using the closing price of our common stock reported on the NYSE on the grant date. For additional valuation assumptions, see Note 10, Share-Based Compensation, to our Consolidated Financial Statements for the fiscal year ended December 31, 2022. The value in this column may not correspond to the actual value that each director will realize at the time that the restricted stock units vest.

(2)
The table below shows the number of outstanding unvested restricted stock units held by each non-employee director as of December 31, 2022. The restricted stock units granted in 2022 vest at the 2023 Annual Meeting.

Name	Restricted Stock Unit
Current Directors
Chad Faulkner	23,608
Andrew Frawley	23,608
David Kirchheimer(a)	23,608
Chris Masto	23,608
Mike McKnight	23,608
Gillian Van Schaick	23,608
Issac Vaughn	23,608
Former Directors
Elizabeth Webster	23,608
Dale Williams	23,608
Karen Winterhof(b)	23,608
Doug Rippel	—

(a)
These securities are held directly by DMK Advisory, LLC, of which Mr. Kirchheimer is the sole member.

(b)
Restricted stock units granted to Ms. Winterhof in her role as a director were transferred upon vesting pursuant to a share transfer agreement to FFL Partners, LLC, who is the beneficial owner of such units.

(3)
Fees for Board service are paid to DMK Advisory, LLC, of which Mr. Kirchheimer is the sole member.

(4)
Elizabeth Webster, Dale Williams and Karen Winterhof served on our Board during all of 2022. Each of these directors resigned from the Board in February 2023.

(5)
Doug Rippel did not stand for re-election at our 2022 annual meeting of shareholders.

2022 Non-Employee Director Compensation Program
The following table shows the non-employee director compensation program for 2022:
	Cash ($)	Restricted Stock Units ($)(1)
Annual director retainer	$65,000	$140,000
Chairman annual retainer	40,000	—
Lead Independent Director annual retainer (if applicable)	25,000	—
Audit Committee chairperson annual retainer	25,000	—
Audit Committee member annual retainer	10,000	—
Compensation Committee chairperson annual retainer	15,000	—
Compensation Committee member annual retainer	9,000	—
Governance Committee chairperson annual retainer	15,000	—
Governance Committee member annual retainer	7,500	—
Risk Committee chairperson annual retainer	15,000	—
Risk Committee member annual retainer	9,000	—
Strategy Committee chairperson annual retainer	15,000	—
Strategy Committee member annual retainer	9,000	—

(1)
The value reported in this column reflects the value of grants of restricted stock units made to our non-employee directors on the date of our 2022 annual meetings of stockholders. The annual restricted stock unit grant represents the right to receive a number of shares of our common stock valued by dividing the aggregate value shown by the closing price of our common stock reported on the NYSE (rounded down to the nearest whole share) on the date of the annual meeting. These restricted stock units vest at the 2023 Annual Meeting.

2023 Non-Employee Director Compensation Program
Effective April 1, 2023, the Board approved a new non-employee director compensation program. Under this simplified compensation program, the Company has removed separate retainers for service as a chairperson or member of a committee and has removed cash payments entirely for non-employee directors. Instead, directors who serve on one or more committees will receive a grant of restricted stock units valued at $200,000 and directors who do not serve on one or more committees will receive a grant of restricted stock units valued at $165,000. The restricted stock units will vest on the day before the one-year anniversary of the grant date. The Company believes that this approach to compensating non-employee directors for their service more directly aligns their interests with those of our stockholders.
Non-Employee Director Stock Ownership Guidelines
Each non-employee director must attain (and maintain) a minimum stock ownership level before being able to gift or sell Company stock. The minimum ownership level is five times the previous director annual cash retainer of $65,000, for a total of $325,000 (which will not change under the 2023 non-employee director compensation program). The equity that qualifies for the minimum stock ownership level includes owned shares, unvested restricted stock units that vest based on time and unexercised “in-the-money” value of vested stock options but excludes performance shares and unexercised options that are not “in-the-money.” During 2022, all non-employee directors were in compliance with these guidelines.

EXECUTIVE OFFICERS
In addition to Mr. Clark, our Chief Executive Officer, whose biographical information appears above, set forth below are the names, ages and biographical information for each our current executive officers.
Ismail (Izzy) Dawood Age: 51 Chief Financial Officer	Mr. Dawood has been our Chief Financial Officer since January 2023. Previously, Mr. Dawood served as Chief Financial Officer of Paysafe from September 2020 until January 2023, Chief Financial Officer of Branch International from December 2019 until August 2020, Chief Financial Officer of WageWorks from April 2018 until August 2019, Chief Financial Officer of Santander Consumer USA Holdings from 2016 to 2017 and in various roles of increasing responsibility at the Investment Services Division of BNY Mellon from 2006 until 2015, including serving as Chief Financial Officer from 2013 until 2015. Mr. Dawood Holds a Masters of Business Administration from The Wharton School of the University of Pennsylvania and a Bachelor of Science in Finance, summa cum laude, from St. John’s University. Mr. Dawood is a Chartered Financial Analyst.
Daniel Kirsche Age: 44 Chief Technology Officer	Mr. Kirsche has been our Chief Technology Officer since July 2021. Mr. Kirsche previously served as Head of Software Engineering at Enova International from 2018 until 2021, Vice President of Software Engineering at project44 from 2017 until 2018 and Director of Software Engineering at Groupon from 2013 until 2017. Mr. Kirsche holds a Masters of Business Administration from the Northwestern University Kellogg School of Management and a Bachelor of Science in Computer Science from the University of Illinois Urbana-Champaign, as well as a patent pending on Machine Learning model management.
Peter Kalen Age: 49 Chief Executive Officer—Flexiti	Mr. Kalen founded Flexiti in 2013 and serves as its Chief Executive Officer. Flexiti is a wholly-owned subsidiary of the Company. Prior to founding Flexiti, Mr. Kalen served in various leadership positions of increasing responsibility at Sears Canada from 2009 to 2013, ultimately serving as Executive Vice President, Sears Financial and Home Services. Previously, Mr. Kalen was Senior Vice President at President’s Choice Financial from 2006 to 2009, Senior Vice President at Citi Cards Canada from 2001 to 2006 and Product Officer, Credit Cards at TD Canada Trust from 1998 to 2000. Mr. Kalen holds an Honors Business Administration and Masters of Business Administration from Ivey Business School at Western University in London, Ontario.
Jillian Slagter Age: 48 Chief Administrative and Human Resources Officer	Ms. Slagter has been as our Chief Administrative and Human Resources Officer since 2022 and our Chief Human Resources Officer since 2020. Prior to joining CURO, Ms. Slagter was Chief Human Resources Officer of Quotient Technology Inc. from 2018 to 2019 and Chief People Officer at Affinitiv Inc. from 2017 to 2018. Previously, Ms. Slagter served in various human resources positions of increasing responsibility at Nielsen from 2006 to 2017, ultimately serving as Vice President, Global HR. Ms. Slagter holds a Bachelor of Arts in Sociology from the University of Illinois.

Tamara Schulz Age: 47 Chief Accounting Officer
Ms. Schulz has been our Chief Accounting Officer since 2021 and served as our Acting Chief Financial Officer from October 2022 to January 2023. Prior to joining us, Ms. Schulz served in various accounting positions of increasing responsibility at Capital One from 2011 until 2021, including Managing Vice President—Balance Sheet Management from 2018 to 2021; Managing Vice President—Deputy Controller from 2016 to 2018; Vice President—Deputy Controller from 2013 to 2016; and Senior Director- Treasury Accounting from 2011 to 2013. Previously, Ms. Schulz served as a Senior Staff Accountant at the U.S. Department of the Treasury from March 2011 to August 2011 and as a Vice President at Freddie Mac from 2004 to 2011. Ms. Schulz began her career at Deloitte & Touche in 1997 and served as Manager—Audit until 2002 and as Manager—Global Capital Markets from 2002 to 2004. Ms. Schulz holds a Bachelor of Science in Accounting from Boston College and a Masters in Accounting from the University of Arizona. Ms. Schulz is a Certified Public Accountant licensed in New York and Virginia.

SECURITIES OWNERSHIP OF OFFICERS AND DIRECTORS AND CERTAIN
BENEFICIAL OWNERS
Five Percent Shareholders
The following table sets forth information about those holders known by us to be the beneficial owners of more than 5% of our outstanding shares of common stock as of December 31, 2022:
Name and Address of Beneficial Owner(1)	Shares Beneficially Owned
	Number of Shares	Percent of Class(2)
Doug Rippel(3)	6,926,622	16.91%
OCO Capital GP LLC(4)	3,950,000	9.64

(1)
The number of shares of our common stock beneficially owned by Messrs. Faulkner and McKnight, each of whom individually owns more than 5% of our outstanding stock, is show in “—Stock Ownership of Management” below.

(2)
Based on 40,960,047 shares outstanding on March 31, 2023.

(3)
Based on information set forth in Schedule 13G/A (Amendment No. 2) filed February 12, 2021 and Form 4 filed June 21, 2021. The Schedule 13G/A and Form 4 indicate that Rippel Holdings, LLC is the record holder of 6,883,524 shares of Common Stock and Mr. Rippel is the record holder of 43,098 shares of Common Stock. Mr. Rippel, as the sole member of Rippel Holdings, LLC, has shared voting and dispositive power with Rippel Holdings, LLC over 6,926,622 shares of Common Stock. The address of Rippel Holdings, LLC is 1600 West 7th Street, Forth Worth, Texas 76102.

(4)
Based on information set forth in Schedule in 13D filed January 20, 2023. The Schedule 13D indicates that OCO Capital GP LLC, the general partner of OCO Capital GP LP, which is the general partner of OCO Opportunities Master Fund, L.P., a private investment fund, has sole voting and dispositive power over the reported shares. The address of OCO Capital GP LLC is 767 Third Avenue, 29th Floor, New York, New York 10017.

Stock Ownership of Management
The following table sets forth the number of shares of common stock beneficially owned as of March 31, 2023 by each of our current directors and NEOs (defined below under “Executive Compensation—Summary”) and all of our current directors and executive officers as a group.

Name	Shares Beneficially Owned(1)
	Number of Shares(2)	Percent of Class(3)
Chad Faulkner(4)	4,317,894	10.54%
Andrew Frawley	43,098	*
Chris Masto	282,064	*
David Kirchheimer(5)	47,997	*
Mike McKnight(6)	5,806,692	14.18
Gillian Van Schaick	26,692	*
Issac Vaughn	5,124	*
Douglas Clark	92,110	*
Daniel Kirsche	17,759	*
Peter Kalen	35,178	*
All directors and executive officers as a group (13 persons)	10,700,499	26.12%

*
Represents beneficial ownership of less than 1%.

(1)
The number of shares are based on information provided by each person listed and include shares personally owned of record and shares that, under applicable regulations, are considered to be otherwise beneficially owned.

(2)
Represents shares owned. No shares may be acquired by the exercise of stock options or the vesting of restricted stock units granted under our equity compensation plans within 60 days after March 31, 2023.

(3)
Based on 40,960,047 shares outstanding on March 31, 2023.

(4)
Of the reported amount, 2,137,386 shares are held of record by the Exempt Family Trust c/u Leah M. Faulkner 2017 Dynasty Trust and 2,137,410 shares are held of record by the Exempt Family Trust c/u Chadwick H. Faulkner 2017 Dynasty Trust. Mr. Faulkner is the trustee of both trusts. Mr. Faulkner disclaims beneficial ownership of the shares held by these trusts except to the extent of his pecuniary interest therein.

(5)
Of the reported amount, 24,383 shares are held of record by Mr. Kirchheimer and 15,475 shares are held of record by the David and Sharon Living Trust dtd 2/20/2002, of which Mr. Kirchheimer is co-trustee.

(6)
Of the reported amount, 5,763,594 shares are held of record by McKnight Holdings, LLC. Mr. McKnight is the sole member of McKnight Holdings, LLC.

EXECUTIVE COMPENSATION
Summary
This Executive Compensation discussion provides an overview of the executive compensation program for the Company’s named executive officers (“NEOs”). For 2022, the Company’s NEOs were:
Douglas Clark	Chief Executive Officer
Daniel Kirsche	Chief Technology Officer
Peter Kalen	Chief Executive Officer—Flexiti
Donald Gayhardt	Former Chief Executive Officer
William Baker	Former President and Chief Operating Officer
Our executive compensation program is intended to compensate NEOs competitively and align the economic interests of those officers with our shareholders. To help ensure this alignment, we link our executive pay to performance and reward our NEOs for achievement of financial objectives that we believe drive shareholder value. This design incentivizes and rewards our NEOs for the achievement of our short-term (annual) goals and helps to focus them on our longer-term strategic goals.
Compensation Philosophy and Objectives
Our compensation philosophy is to provide executive officers with a competitive compensation package that is heavily weighted towards performance-based (performance stock units and annual bonus opportunity) and variable (restricted stock units) compensation to encourage superior business and financial performance over the short and longer term and, by linking compensation with stock price performance, to closely align the interests of our NEOs with those of our shareholders without encouraging excessive risk-taking. The Compensation Committee oversees our executive compensation program.
The executive compensation program has four primary objectives:

Pay-for-Performance	A significant portion of compensation for executive officers is at-risk and performance-based with metrics that align total compensation with the Company’s growth strategy, annual financial objectives and performance of our stock
Alignment with Stockholders	Our compensation programs align executive officers’ interests with those of our shareholders, by providing equity-based forms of compensation and tying pay to Company and stock performance
Competitive Appeal	Our compensation programs’ goals are to attract, reward and retain talented and highly qualified executive officers whose abilities and leadership are critical to our success and competitive advantage
Drive Future Growth	We use our compensation programs to invest in and reward talent with the greatest potential to drive the long-term growth of our Company, while holding employees accountable to the Company’s strategy and values
Compensation Decisions in Context: Key 2022 Accomplishments and Financial Highlights
2022 began a period of business transformation for the Company in response to, among other factors, our competencies and strategic opportunities and with a view to reducing our risk profile. We sold our Legacy U.S. Direct Lending business, Speedy / Rapid Cash, in July, and followed up the late 2021 acquisition of Heights Finance with the purchase of First Heritage, a near-prime loan company that operates over 100 branches across five states, which further diversified our portfolio. These transactions propelled CURO’s transition toward more near-prime lending and strategically lowered our portfolio’s risk profile. We also began an integration process across brands and geographies, which we believe will help enhance our operating efficiency in the years to come.

Notwithstanding the year’s turmoil in financial markets, our team navigated the macro challenges and executed key strategic and financial initiatives, all of which position us for sustainable long-term growth and shareholder value creation. These initiatives include the following:
•
Successful completion of CURO’s transition from a small dollar high annual percentage rate (“APR”) business to focusing on longer term, higher balance and lower credit risk products. Our acquisition of First Heritage in July 2022, where nearly half of its loans are 36% APR and below, and the divestiture of our high APR Legacy U.S. Direct Lending business in July 2022, were instrumental in this transition.

•
Meaningful progress in the integration and consolidation of centralized collections and leadership across the combined company.

•
Introduction of new collection tools—including a ‘fresh start’ renewal option, which we expect will improve roll rate and loss performance.

•
Closure of 89 branches across Canada and the U.S., while largely retaining their receivables and continuing to provide strong customer service. We are pleased with our customer retention rates as a significant number of customers moved from the closed stores to nearby stores or engaged with us via our digital channel.

•
Expansion of our digital footprint with the launch of internet lending in Manitoba.

•
Conversion of 40 branches in Tennessee to a single loan management system, which will optimize loan origination, servicing and performance monitoring. We also expect our branches in Oklahoma to be fully converted in the first half of 2023 and to migrate all U.S branches to a single loan management system during the second half of 2023.

•
Centralization of late-stage collections for our U.S. Direct Lending business including post charge off recoveries related to litigation and repossession.

•
At Flexiti, we reached C$1.3 billion in originations over 2022 (surpassing C$2.8 billion in total lifetime originations), an 89% increase over 2021. We also finished 2022 with over C$1.1 billion in total receivables outstanding to customers, a 91% increase over the end of 2021.

We raised over $1 billion in debt financing during 2022, demonstrating strong continued access to capital. Specifically, we will look to continue to diversify our funding sources, improved economics and increased strategic flexibility:
•
In Canada, we expanded our Canadian warehouse facility to C$400 million in March 2022 and closed a C$535 million warehouse facility for Flexiti in September 2022.

•
In the U.S., we closed a $425 million warehouse facility for Heights Finance and a $225 million warehouse facility for First Heritage in July 2022. As we look ahead, we are optimistic about our future.

In addition to having the right management team in place to deliver long-term shareholder value, we believe that our focus on our three pillars—Grow Responsibly, Execute with Excellence and Strengthen our Foundation—will allow us to generate long-term sustainable growth.

2022 Compensation Program Overview
The Company’s executive compensation program consists of base salary, annual bonus opportunity through our short-term incentive program, and long-term incentive compensation and benefits. A breakdown of these components is illustrated below:
ELEMENT	COMPONENT	METRICS	WHAT THE PAY ELEMENT REWARDS
Base Salary	Cash	Fixed amount based on responsibilities, experience and market data	Scope of core responsibilities, years of experience and potential to affect the Company’s overall performance
Short-Term (Annual) Incentive Compensation	Cash	2022 Company financial performance metrics: • 50% risk adjusted revenue • 50% adjusted pre-tax income	Achieving specific corporate financial objectives over which the executive officer has reasonable control
Long-Term Incentive Compensation	• 50% performance stock units • 50% time-vested restricted stock units	• Relative TSR over three-years for performance stock units • Three-year vesting for time-vested restricted stock units
•
Balances focus on near-term profitability with longer-term shareholder value creation

•
Achieving long-term corporate objectives

•
Driving long-term shareholder value

•
Continued, long-term employment

•
Adjusted to increase (or reduce) payout based on relative TSR performance

•
Time-vested restricted stock units reward increases in stock price

Pay at Risk
Under the Company’s compensation program, a significant portion of the compensation awarded to NEOs, including our Chief Executive Officer, is at risk (contingent upon the attainment of various pre-established financial goals) and variable (contingent on the performance of the Company’s stock price). NEO compensation that is significantly at risk and variable incentivizes superior business and financial performance and, by linking compensation with stock price performance, aligns the interests of executives with those of shareholders.
The following graphic illustrates the percentage of 2022 NEO target compensate-ion that was at risk, reflecting the grant values and base salary information from the 2022 Compensation Committee actions. For Mr. Clark, the graphic below represents his base salary in effect at the end of 2022 following his appointment as our Chief Executive Officer, and his target incentive compensation effective through the end of 2022, which was granted to him in his former role as our President, North America Direct Lending. Mr. Clark became eligible for the levels of target incentive compensation applicable to our Chief Executive Officer effective January 1, 2023. The information in the graphic is for our NEOs who are currently serving us (“current NEOs”) and does not reflect target compensation for Messrs. Gayhardt and Baker, who are no longer employed by the Company.

Long-Term Incentive Program Mix
Our annual long-term incentive program for NEOs is heavily weighted to at-risk compensation, with a mix of 50% performance stock units and 50% time vested restricted stock units. We have continued this approach for 2023 long-term incentive grants to NEOs. Long-term incentive grants to NEOs for commencement of employment or for promotions are time-based and vest generally over three or four years.
Compensation Program Best Practices
We review and evaluate our compensation programs, practices and policies at least annually. We modify our compensation programs to address evolving best practices and factors we believe will motivate our employees, including NEOs, to help drive long-term shareholder value.
Consistent with our pay-for-performance philosophy, a substantial portion of our executives’ compensation is at risk and linked to the successful performance and management of our Company, as measured against rigorous performance goals established by our Compensation Committee. Our executive compensation program includes best compensation practices, including the following:

What we do	What we do not do
✓ Vast majority of pay is at risk or variable, i.e., performance-based or equity-based or both
✓ Performance goals are rigorous and based exclusively on objective, quantitative metrics
✓ Pay is aligned with performance; because we did not achieve our performance goals in 2022, the Board did not pay bonuses to executives, including NEOs
✓ Robust share ownership requirements (5x base salary for CEO)
✓ Broad-based clawback policy covering all incentive compensation
✓ Significant vesting horizon for equity grants
✓ Double trigger change in control arrangements
✓ Independent Compensation Committee consultant
✓ Review executive compensation program to ensure it does not promote excessive risk taking
✓ Conduct annual say-on-pay votes
✓ Balance short-term and long-term incentives

✓ No dividends or dividend equivalents on unearned performance shares/units
✓ No repricing or replacing of underwater stock options
✓ No excessive perquisites
✓ No hedging, pledging or short sales of Company stock
✓ No excise tax gross-ups in change-in-control agreements

2022 Compensation Program Overview
Compensation Setting Process
Each January, the Compensation Committee approves (with respect to NEOs other than the Chief Executive Officer) and recommends to the Board for approval (with respect to the Chief Executive Officer) target compensation for NEOs for the upcoming year after considering the latest available information, including the Company’s business and financial performance in the previous year, information provided by the Compensation Committee’s compensation consultant regarding executive compensation trends and compensation paid to other similarly-situated executive officers of companies in the compensation peer group and the factors specific to each NEO as described below in “—Compensation Setting Process—Competitive Philosophy and Competitive Market Data.” For individual NEOs, we generally target median positioning, but an individual’s compensation package could vary due to the factors outlined above.
Given the significant weight the Company’s executive compensation program places on at risk and variable compensation, the compensation realized by our NEOs can be significantly affected, both positively and negatively, by performance against the various financial performance metrics pre-established by the Compensation Committee and by the performance of the Company’s stock. The Compensation Committee and full Board believe such a compensation program aligns the interests of these executives with the interests of the shareholders.
Base Salary
Base salary is the only fixed component of our NEOs’ total compensation package. As part of approving an NEO’s base salary, the Compensation Committee considers a variety of factors, including overall annual budget guidelines, individual performance, internal equity and an assessment of the impact of specific roles, as well as market surveys and peer group information. The Compensation Committee considers these compensation factors subjectively, and no single factor or combination of factors was determinative in setting base salaries for any NEO.
Based on the above factors, the Compensation Committee approved the 2022 base salaries for the NEOs in the first quarter of 2022 as noted in the following table. The base salary increases for the NEOs were based on their performance evaluations as well as consideration of peer group and broad-based industry compensation data.
Name	2021 Base Salary	2022 Base Salary
Douglas Clark(1)	$600,000	$725,000
Daniel Kirsche(2)	$400,000	$450,000
Peter Kalen(3)	$478,740	$480,211
Donald Gayhardt(4)	$840,000	$840,000
William Baker(5)	$607,000	$607,000

(1)
Mr. Clark joined our Company upon the closing of the Heights Finance acquisition on December 28, 2021 in the role of President, North America Direct Lending. Mr. Clark’s base salary for 2021 in the table above reflects the base salary paid to him in that role from the closing of the acquisition until his appointment as our Chief Executive Officer in November 2022. Mr. Clark’s base salary for 2022 reflects the amount paid to him upon appointment as our Chief Executive Officer.

(2)
Mr. Kirsche joined our Company on July 26, 2021. His base salary for 2022 reflects a market adjustment to better reflect the scope and impact of his role as well as his performance.

(3)
For purposes of presentation, all amounts paid to Mr. Kalen in Canadian dollars were converted to U.S. dollars based on the exchange rates reported by GPS Capital on December 31, 2021 (1 Canadian dollar = $0.7979 U.S. dollar) and on December 31, 2022 (1 Canadian dollar = $0.7388 U.S. dollar).

(4)
Mr. Gayhardt’s employment as our Chief Executive Officer ended November 15, 2022. The base salary reflected in the table above for 2022 was his base salary in effect at the time he transitioned from that role. Mr. Gayhardt’s employment with the Company ended in February 2023.

(5)
Mr. Baker’s employment ended on July 8, 2022. The base salary for 2022 in the table above reflects Mr. Baker’s base salary at the time of his termination.

The Company did not increase base salaries for the NEOs for 2023.
Short-Term (Annual) Incentive Compensation
Our Compensation Committee believes that paying short-term (annual) incentive compensation based solely on achievement of identified corporate financial objectives ensures tighter alignment and focus among NEOs around the attainment of objectives that drive shareholder value. The Compensation Committee considers essentially the same factors when setting an individual’s annual incentive compensation opportunity as it considers for setting annual base salary.
2022 Short-Term Incentive Plan
In 2022, each NEO had the opportunity to earn short-term (annual) incentive compensation under our 2022 Short-Term Incentive Plan (“2022 STIP) based solely on achievement of identified corporate financial objectives, which are based on our annual financial plan approved by the Board. The Compensation Committee goes through a rigorous process in setting performance targets, including a careful review of the Company’s prior year business and financial performance, current year operating plan and future expectations.
A percentage of each NEO’s 2022 base salary, as determined in January 2022 (and for Mr. Clark, again in November 2022 when he was appointed as our Chief Executive Officer), was set as the annual bonus target percentage (the “Target Bonus Percentage”). The Target Bonus Percentage represents the percentage of each NEO’s base salary that could be earned as annual incentive compensation at a “target” performance level (100% payout) under the 2022 STIP. Generally, the Compensation Committee sets higher Target Bonus Percentages for the Chief Executive Officer, who has the greatest influence on business strategy, revenue or income. This puts a larger percentage of an NEO’s total potential cash compensation at risk, in line with the NEO’s ability to influence these factors. For 2022, the NEOs had the following Target Bonus Percentages: Mr. Clark 90% (granted in his prior role as President, North America Direct Lending), Mr. Kirsche 90%, Mr. Kalen 90%, Mr. Gayhardt 125% and Mr. Baker 90%.
The 2022 STIP bonus opportunities for participants, including NEOs, were based solely on achievement of the following criteria:
•
risk adjusted revenue (50% of potential award), which we define as revenue minus provision for losses, and

•
adjusted pre-tax income (50% of potential award), a non-GAAP financial measure, which we define as net income from continuing operations plus income taxes, plus intangible asset amortization included in amortization and depreciation, plus other adjustments (which include items such as stock-based compensation expense, earnings or losses from equity investments, transaction-related expenses, restructuring charges and other items).

The Compensation Committee selected risk-adjusted revenue and adjusted pre-tax income as metrics for the 2022 STIP because it believed a strong correlation existed between performance on these financial measures and increases in shareholder value. The risk- adjusted revenue objective balanced revenue growth with appropriate management of credit risk, which can be a primary indicator of our long-term ability to drive shareholder value. The adjusted pre-tax income objective focused on financial performance, which can be directly tied to shareholder value on a short-term basis.

The following table sets forth the potential target level, expressed as a percentage of base salary as of December 31, 2022, and potential award for each named executive officer under the 2022 STIP:
Name	At Threshold ($)(1)	At Threshold ($)	At Target (%)	At Target ($)	At Maximum (%)(2)	At Maximum ($)
Douglas Clark(3)	45%	$326,250	90%	$652,500	135%	$978,750
Daniel Kirsche	45%	202,500	90%	405,000	135%	607,500
Peter Kalen	45%	216,095	90%	432,190	135%	648,285
Donald Gayhardt(4)	62.5%	453,125	125%	906,250	187.5%	1,359,375
William Baker(4)	45%	273,150	90%	546,300	135%	819,540

(1)
For NEOs, partial awards starting at achievement of 95% of target (for risk adjusted revenue) and achievement of 90% of target (for adjusted pre-tax income) could be earned for each objective based on achievement between the threshold and target levels.

(2)
For NEOs, maximum awards for achievement of up to 105% of target (for risk adjusted revenue) and 110% of target (for adjusted pre-tax income) could be earned for each objective based on achievement between the target and maximum levels.

(3)
The percentages and potential bonus amounts in the table above reflect Mr. Clark’s 2022 STIP bonus opportunities granted to him in his former role as our President, North America Direct Lending.

(4)
Messrs. Gayhardt and Baker were no longer eligible to participate in the 2022 STIP upon termination of employment.

Our risk adjusted revenue for the year ended December 31, 2022 was approximately $625 million (< 95% of targeted performance) and our adjusted pre-tax income was approximately ($63) million (< 90% of targeted performance). Given that the Company did not achieve its corporate financial objectives for performance in 2022, and consistent with our pay for performance philosophy, no awards were paid to NEOs under the 2022 STIP.
2023 Short-Term Incentive Plan
Each year, our Compensation Committee reviews the structure and parameters of our short-term incentive plan considering corporate performance and objectives, industry conditions and other relevant factors. The Compensation Committee will adjust the plan each year as it believes necessary to align the short-term incentives with the appropriate corporate objectives for that year.
Following the transformation in our business in 2022 and with a focus on the Company’s business strategy and driving operating efficiencies, the Compensation Committee conducted a fulsome review of market and peer group practice for short-term incentive compensation. After considering these factors, the Compensation Committee selected new corporate financial objectives for 2023. Under the 2023 short-term incentive plan, participants will be entitled to earn a short-term incentive award if the Company achieves one or both of the following two metrics: (i) pre-tax income before allowance build and recourse interest and (ii) minimum unrestricted cash. The Compensation Committee believes these metrics will help focus executives on strengthening our foundation and improving our efficiency and will align executives to drive long-term shareholder value.
Long-Term Incentive Compensation
Our long-term incentive compensation is intended to directly align the interests of our executive officers with those of our shareholders, to give our executive officers a strong incentive to maximize shareholder return on a long-term basis and to aid in our recruitment of key executive talent necessary to ensure our success. Our Compensation Committee annually reviews long-term incentive levels for all NEOs, considering long-term strategic and performance objectives, each NEO’s role within the Company and current and anticipated contributions to our future performance.
In 2022, each NEO had the opportunity to earn long-term incentive compensation comprised of a mix of performance stock units and time-based restricted stock unit awards. The 2022 grants were based on the following:

	Performance Period	Weighting
Performance Stock Units	A three-year performance period beginning January 1, 2022, and ending December 31, 2024 based on relative total shareholder return, subject to continued employment	One-half of total target award
Time-Based Restricted Stock Units	Shares vest in three equal annual installments beginning on the day before the first anniversary of the grant date, subject to continued employment	One-half of total target award
The Company has granted exclusively restricted stock units since the time of the Company’s initial public offering. While our Compensation Committee believes that restricted stock units currently best align the interests of our NEOs with those of our shareholders, it has discretion to change the allocation of future equity awards for NEOs and will evaluate this periodically as appropriate.
Performance Stock Units for the 2022-2024 Performance Period
In 2022, the Compensation Committee evaluated each NEO’s long-term incentive target payout opportunity expressed as a percentage of each individual’s annual base salary for the grant of performance units for the 2022-2024 period. Performance units are eligible to vest based on achievement of relative total shareholder return (“TSR”) and represent 50% of the total long-term incentive award.
Title	Value of Performance Stock Unit Award
Chief Executive Officer(1)	200% of then-current base salary
Other NEOs	87.5% to 125% of then-current base salary

(1)
The long-term incentive grant to Mr. Clark in 2022 was made to him in his role as President, North America Direct Lending, prior to his appointment as Chief Executive Officer, valued at 125% of his then-current base salary.

The Company’s three-year TSR for the period January 1, 2022 through December 31, 2024 will be measured against the TSR of the Company’s defined peer group for the same period. Performance stock units will be earned and will vest based on the percentile achievement as outlined in the table below provided that the NEO has been employed by us for the entire performance period. Payouts for achievement between threshold, target and maximum performance levels are linearly interpolated.
Relative TSR	Target Achievement (%)	Shares Earned as % of Target Achievement
Maximum – 67th percentile	133%	125%
>50th percentile to 67th percentile	100.1% to 132.9%	100% plus a number of shares calculated on a pro rata basis (based on the amount by which relative TSR exceeds 100% of target relative TSR)
Target – 50th percentile	100%	100%
>33rd percentile to 49th percentile	67.1% to 99.9%	75% plus a number of shares calculated on a pro rata basis (based on the amount by which relative TSR exceeds 67% of target relative TSR)
Threshold – 33rd percentile	67%	75%
<33rd percentile	Less than 67%	None
Performance Stock Units for Prior Performance Periods
Upon completion of a three-year performance period, an independent third party assesses whether the relative TSR metrics have been met for previously granted performance stock units. This independent third party concluded its review in March 2022 related to the performance stock unit grant made in 2019 (2019-2021 performance period) and in December 2022 related to the performance stock unit grant made in 2020

(2020-2022 performance period). After reviewing these results, the Compensation Committee determined that the Company did not meet the required performance metrics and, accordingly, all performance stock units granted to executive officers related to these performance stock units were forfeited.
Restricted Stock Unit Awards for 2022
The following table reflects the grant date value of the service-based restricted stock unit awards granted to each NEO.
Title	Value of Performance Stock Unit Award
Chief Executive Officer(1)	200% of then-current base salary
Other NEOs	125% of then-current base salary

(1)
The long-term incentive grant to Mr. Clark in 2022 was made to him in his role as President, North America Direct Lending, prior to his appointment as Chief Executive Officer, valued at 125% of his then-current base salary. Upon appointment as our Chief Executive Officer, Mr. Clark received a grant of 150,000 restricted stock units which vest ratably over four years from the grant date.

One-Time Retention Program
The Company underwent significant changes during 2022 as described above in “Summary—Compensation Decisions in Context: Key 2022 Accomplishments and Financial Highlights.” In the first seven months of 2022, the Company sold its legacy U.S. direct lending business, purchased First Heritage and worked to integrate Heights Finance, which it acquired in late December 2021. As part of the sale of our legacy U.S. direct lending business, the Company was required to provide certain services under a transition services agreement for one year to the purchaser of that business. Given the critical nature of the skills and experience of key employees in the provision of those transition services and understanding the need to retain other key leaders of the Company who were critical to drive the future strategy of the business, the Compensation Committee recommended, and the Board approved, a one-time retention program (“Retention Program”) for a limited number of employees, including our three current NEOs.
The Retention Program consisted of one or both of the following: (i) a grant of cash valued at 50% of a participant’s then current base salary which would vest and be earned on October 15, 2023 (15 months after the effective date of the program) and/or (ii) a grant of performance stock units valued at 100% of a participant’s then current base salary, which will vest and be earned based on certain thresholds of the Company’s adjusted earnings per share (the “AEPS”). The performance stock units will be earned as follows:
•
50% of the grant will be earned if the Company’s AEPS is $2.00 at any time during the performance period of July 1, 2022 through June 30, 2025 (the “performance period”) and

•
50% of the grant will be earned if the Company’s AEPS is $3.00 at any time during the performance period

If one or both of the AEPS targets are met during the performance period, the applicable number of shares will vest (for participants who are then currently employed with the Company) on the date that the Company’s financial results for the quarter ended June 30, 2025 are publicly released. For the purposes of the Retention Program, AEPS will be on a per share basis for the trailing 12 months measured as of the end of the performance period and will be defined consistent with how the Company defines such term in its public filings for the most-recently completed fiscal quarter before the vest date.
Participants under the Retention Program were eligible to receive cash or performance stock units or both. Current NEOs participate in the Retention Program and received grants of performance stock units as described in the Summary Compensation Table below. Mr. Kirsche also is eligible to receive an award of cash under the Retention Program which, if earned, will be considered earned by him in 2023.
Benefits
Retirement and Welfare Plans
All full-time employees in the United States, including NEOs located in the United States, are eligible to participate in a 401(k) plan (the “401(k) Plan”). Under the 401(k) Plan, employees may elect to defer a portion of their salary and receive a Company match on eligible deferrals of up to 3% of salary for 2022, subject to limits set forth in the Internal Revenue Code of 1986, as amended. Mr. Kalen is located in Canada and participates in Flexiti’s registered retirement savings plan, under which employees may elect to defer a portion of their salary and receive a Flexiti match on eligible deferrals of up to 6% of salary for 2022, subject to limits set forth in the Income Tax Act (Canada).
Our NEOs in the United States participate in our medical and dental plans and receive life and disability insurance, in each case on the same basis as our other employees located in the United States. During 2022, NEOs in the United States were also eligible for Company-paid life insurance equal to two times base salary, up to a maximum benefit of $750,000, and Company-paid long-term disability benefits equal to 60% of base salary, up to a maximum benefit of $15,000 per month. Beginning in 2023, NEOs receive a maximum of $500,000 in Company-paid life insurance and are eligible to participate in the same voluntary long-term disability program as other employees. Mr. Kalen participates in local medical, life and disability insurance plans on the same basis as other executives of Flexiti. Mr. Kalen is eligible for Company-paid life coverage equal to three times his annual basic earnings, up to a maximum benefit of $500,000 and Company-paid long-term disability benefits equal to 75% of his monthly basic earnings, up to a maximum of $6,000 per month.
Non-Qualified Deferred Compensation Plan
Our Non-Qualified Deferred Compensation Plan provides certain key employees with the opportunity to elect to defer base salary and incentive compensation paid in cash, which is credited to the participant’s account. The plan permits discretionary Company contributions, which we have not made since 2018.
Participant contributions are fully vested at the time of contribution. Elective Company contributions generally vest over three years. Each deferred compensation account is notionally invested in one or more investment funds selected by the participant. Messrs. Gayhardt and Baker participated in the plan during their employment.
Perquisites
The Company provides limited perquisites to NEOs. For a description of the limited perquisites provided to NEOs, see footnote 3 to the Summary Compensation Table on page x.
Say on Pay Advisory Vote
We asked shareholders to vote on a “say-on-pay” advisory vote on our executive compensation in 2022. Shareholders expressed substantial support for the compensation of our NEOs, with over 98% of the votes cast for the “say-on-pay” advisory vote. The Compensation Committee carefully evaluated the results of the 2022 advisory vote. The Compensation Committee also considers many other factors in evaluating our executive compensation programs as discussed herein, including the Compensation Committee’s assessment of the interaction of our compensation programs with our corporate business objectives, evaluations of our programs by external consultants and review of peer group and survey data. While each factor bore on the Compensation Committee’s decisions regarding our NEOs’ compensation, the Compensation Committee made no changes to our executive compensation program and policies directly as a result of the 2022 say-on-pay advisory vote.
Compensation Setting Process
Setting Targets
The Compensation Committee goes through a rigorous process in setting performance targets, including a careful review of the Company’s prior year business and financial performance, current year operating plan and future expectations. The Compensation Committee engages with management in this process over several months leading up to setting final annual bonus and performance targets in the first quarter of every year.
The Compensation Committee believes that our compensation programs for NEOs provide significant performance incentives that effectively align pay and performance. Specifically, the short-term (annual)

incentive plan provides incentives for achieving defined corporate financial objectives. The long-term incentive compensation program rewards the achievement of established performance results and aligns the interests of the NEOs with those of our shareholders. As these awards are subject to vesting requirements, they also serve as a retention tool. The Compensation Committee believes that the executive compensation programs have provided a balanced and sufficient level of incentive and retention for the NEOs.
Competitive Philosophy and Competitive Market Data
When making compensation recommendations and decisions, the Compensation Committee considers the CEO’s assessment of each NEO’s performance, other than himself; the performance of the individual and the individual’s respective business unit or function; the scope of the individual’s responsibilities, years of experience with the Company (or in similar positions with other companies), skills and knowledge; market compensation data; market and economic conditions; Company performance; retention considerations and the Company’s compensation philosophy (collectively, the “compensation factors”). The Compensation Committee considers these compensation factors both subjectively and objectively, and no single factor or combination of factors is determinative. For individual NEOs, we generally target median positioning, but an individual’s compensation package could vary due to the factors outlined above.
The Compensation Committee uses market surveys and peer group information provided by its compensation consultant as market reference points. The Compensation Committee also considers information the Company learns through recruiting NEOs and the experience levels and responsibilities of NEOs prior to joining the Company as reference points in setting NEO compensation.
Role of Chief Executive Officer
Within the framework of the Company’s executive compensation program, the CEO recommends the level of base salary, annual short-term (annual) incentive, long-term incentive compensation and other compensation components for his direct reports, including the other NEOs. The CEO bases his recommendation upon his assessment of the compensation factors applicable to each NEO. The CEO considers these compensation factors both objectively and subjectively, and no single factor is determinative. The Compensation Committee discusses these recommendations with the CEO prior to setting the compensation for each NEO, other than the CEO. The Compensation Committee, however, ultimately determines all compensation for NEOs other than the CEO, whose compensation is determined by the full Board.
Compensation Consultant Role
Semler Brossy Consulting Group, LLC (“Semler Brossy”) was first engaged as the Compensation Committee’s independent compensation consultant in 2019 (for work on executive compensation programs in 2020) and reports directly to the Compensation Committee. The Compensation Committee determines the scope of engagement and may replace the consultant or hire additional consultants at any time. The Compensation Committee has evaluated Semler Brossy’s independence under the rules established by the NYSE and has determined that Semler Brossy is “independent” as defined by NYSE rules. In addition, the Committee has evaluated whether the engagement of Semler Brossy raised any conflicts of interest and has determined that no such conflicts of interest exist.
At the Compensation Committee’s invitation, a representative of Semler Brossy generally attends all Compensation Committee meetings and communicates with the Chair and management regularly between meetings. However, the Compensation Committee makes all decisions regarding NEO compensation. Semler Brossy provides various executive compensation services to the Compensation Committee pursuant to a consulting agreement with the Compensation Committee. Generally, these services include advising the Compensation Committee on the principal aspects of the Company’s executive compensation program, evolving industry practices and providing market information and analysis regarding the competitiveness of the Company’s program design.
During 2022, Semler Brossy performed the following specific services:
•
Attended Compensation Committee meetings, as requested

•
Reviewed and advised the Compensation Committee on the composition of the Company’s peer group

•
Reviewed survey data for competitive comparisons

•
Provided market data and recommendations on CEO and other NEO compensation

•
Advised the Compensation Committee on market trends related to compensation policies and programs

•
Proactively advised the Compensation Committee on best practice approaches for governance features of executive compensation programs

•
Reviewed the Executive Compensation and other executive compensation related disclosures included in the Company’s Proxy Statement

Summary Compensation Table
The following table provides information regarding compensation for our NEOs:
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Douglas Clark CEO	2022	$613,942	$ 500,000(4)	$2,421,890(5)	—	—	$29,466	$3,565,298
Daniel Kirsche CTO	2022	445,833	—	1,070,897(6)	—	—	18,421	1,535,151
Peter Kalen(7) CEO – Flexiti	2022	480,066	—	1,588,026(8)	—	—	25,958	2,094,050
	2021	463,600	—	1,940,909(9)	—	646,299	28,889	3,079,697
Donald Gayhardt Former CEO	2022	840,000	—	3,333,957(10)	—	—	107,982	4,281,939
	2021	832,449	—	3,520,690	—	1,560,843	26,298	5,940,280
William Baker Former Pres. & COO	2022	354,083	—	1,505,732(11)	—	—	45,952	1,905,767
	2021	601,797	—	1,590,099	—	812,426	82,163	3,086,485

(1)
Represents the aggregate grant date fair value of time-based and performance-based restricted stock units granted in the years shown, calculated in accordance with FASB ASC Topic 718, assuming maximum level of achievement for all restricted stock units. We value time-based restricted stock units based on the closing market price of our common stock reported on the NYSE on the grant dates. We value performance-based restricted stock units using the Monte Carlo simulation pricing model. For additional valuation assumptions see Note 10, Share-Based Compensation, to our Consolidated Financial Statements for the fiscal year ended December 31, 2022. The values in this column may not correspond to the actual value that the named executive officer will realize at the time that the restricted stock units vest. For additional information regarding our long-term incentive program, see “2022 Compensation Program Overview—Long-Term Incentive Compensation” above.

(2)
The amounts shown in this column for 2021 reflect payments made in 2022 under our 2021 short-term incentive program for maximum achievement. For additional information regarding our annual short-term incentive program, see “Narrative to Summary Compensation Table—Short-Term (Annual) Incentive Compensation” below. We did not meet our performance objectives under our 2022 STIP and, therefore, NEOs did not receive non-equity incentive plan compensation related to 2022 performance.

(3)
The amounts listed in this column for 2022 include the Company’s matching contributions to the accounts of NEOs under our 401(k) Plan; the Company cost of long-term disability coverage; payments made by us for premiums on group life insurance policies; payments of accrued dividends upon vesting of awards of restricted stock units; payments made by us for individual life insurance premiums; payments for living expenses and payments for a vaccination incentive.

Name	Retirement Plan Match	LTD Coverage	Group Life Insurance Premiums	Dividends	Other(a)	Total
Douglas Clark	—	$180	$2,322	$9,504	$17,460	$29,466
Daniel Kirsche	$9,150	1,320	840	7,111	—	18,421
Peter Kalen	10,361	540	383	14,674	—	25,958
Donald Gayhardt	—	1,320	3,612	78,050	25,000	107,982
William Baker	9,150	770	490	35,292	250	45,952

(a)
The amount reported for Mr. Clark represents amounts paid to him for living expenses (prior to his appointment as Chief Executive Officer) in the amount of $16,460 and employer contributions to a health savings account in the amount of $1,000. Beginning in 2023, we will no longer pay amounts related to living expenses to Mr. Clark. The amount reported for Mr. Gayhardt represents payments made by us for an individual life insurance premium. The amount reported for Mr. Baker represents an incentive payment related to the Company’s vaccination program offered to all employees.

(4)
The amount reported in this column for Mr. Clark reflects a $500,000 bonus earned by him on the one-year anniversary of the acquisition of Heights Finance.

(5)
The amount reported in this column for Mr. Clark includes long-term incentive compensation awarded to him (i) in connection with our annual grant in 2022 in his former role as President, North America Direct Lending in the amount of $1,488,388, (ii) in connection with our 2022 Retention Program, as further described above in 2022 Compensation Program Overview—One-Time Retention Program, in the amount of $386,002, and (ii) in November 2022 in connection with his appointment as our Chief Executive Officer in the amount of $547,500.

(6)
The amount reported in this column for Mr. Kirsche includes long-term incentive compensation awarded to him (i) in connection with our annual grant in 2022 in the amount of $781,396 and (ii) in connection with our 2022 Retention Program in the amount of $289,500.

(7)
For purposes of presentation, all amounts paid to Mr. Kalen in Canadian dollars were converted to U.S. dollars based on the exchange rates reported by GPS Capital on December 31, 2022 (1 Canadian dollar = $.7388 U.S. dollar) and on December 31, 2021 (1 Canadian dollar = 0.7979 U.S. dollar).

(8)
The amount reported in this column for Mr. Kalen includes long-term incentive compensation awarded to him (i) in connection with our annual grant in 2022 in the amount of $1,257,672 and (ii) in connection with our 2022 Retention Program in the amount of $330,354.

(9)
The amount reported in this column for Mr. Kalen includes long-term incentive compensation awarded to him (i) in connection with our annual grant in 2021 in the amount of $1,229,171 and (ii) in connection with the acquisition of Flexiti in March 2021 in the amount of $711,738.

(10)
These stock grants were forfeited upon Mr. Gayhardt’s termination of employment in 2023.

(11)
These stock grants were forfeited upon Mr. Baker’s termination of employment in 2022.

Narrative to Summary Compensation Table
Executive Employment Agreements
Some of the compensation paid to our current NEOs reflected in the Summary Compensation Table was provided pursuant to employment agreements, which are summarized below.
Employment Agreements of Messrs. Clark, Kirsche and Kalen. These employment agreements are on substantially similar terms and provide that each NEO serves for an indefinite term, subject to termination upon death, disability, a termination by us or resignation. Each NEO is eligible for base salary increases (as approved by our Board) and is eligible to participate in our short- and long-term incentive programs, with targets and amounts determined annually by our Board.
Employment Agreements of Messrs. Baker and Gayhardt. Mr. Baker’s employment agreement was identical to the employment agreements of our current NEOs. Mr. Gayhardt’s employment agreement was similar to the employment agreements of our current NEOs and Mr. Baker except that Mr. Gayhardt was entitled to reimbursements up to $25,000 per year for personal life insurance premiums and the Company was obligated to split equally with him the costs of private aircraft charters taken for business purposes, up to a maximum reimbursement of $125,000 in each calendar year.
For a discussion of the benefits each NEO will receive in connection with a termination or change in control, see “—Potential Payments Upon Termination or Change in Control” below.
Other Compensation Policies and Practices
Stock Ownership Guidelines
Position	Salary Multiple
Chief Executive Officer	5x annual base salary
Other Section 16 Officers	2x annual base salary
Each Section 16 officer (which includes our NEOs and a few other members of our executive team) must attain (and maintain) a minimum stock ownership level before being able to gift or sell Company stock. The equity that qualifies for the minimum stock ownership level includes owned shares, unvested restricted stock units that vest based on time and unexercised “in-the-money” value of vested stock options but excludes performance shares and unexercised options that are not “in-the-money.” During 2022, each Section 16 officer complied with the requirements of these guidelines.
Incentive Compensation Recoupment Policy
We have adopted an Incentive Compensation Recoupment Policy, or “clawback policy,” which empowers the Compensation Committee to seek recovery of incentive compensation covering both cash and equity received by Section 16 officers under specific circumstances where there is a material restatement of the Company’s financial results that would have led to a lower level of incentive compensation payout.
Stock Hedging and Pledging Policies
Under the Company’s Insider Trading Policy, all directors, officers and other employees are prohibited from engaging in any hedging transactions involving Company securities beneficially owned by them. The policy also prohibits engaging in speculative transactions in the Company’s securities, including short sales, publicly traded options, margin accounts and pledges and standing and limit orders. Also, all directors, officers and other employees are prohibited from pledging Company securities as collateral for a loan.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth outstanding equity awards to acquire shares of common stock held by each of our NEOs as of December 31, 2022.
Name	Grant Date	Options Awards				Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Douglas Clark	11/15/2022	—	—	—	—	150,000 (6)	532,500	—	—
	7/13/2022	—	—	—	—	—	—	66,667(7)	236,668
	2/11/2022	—	—	—	—	55,351	196,496	55,351	196,496
	12/27/2021	—	—	—	—	57,604	204,494	—	—
Daniel Kirsche	7/13/2022	—	—	—	—	—	—	50,000(7)	177,500
	2/11/2022	—	—	—	—	29,059	103,159	29,059	103,159
	7/27/2021	—	—	—	—	32,323	114,747	—	—
Peter Kalen	7/13/2022	—	—	—	—	—	—	57,056(7)	202,549
	2/11/2022	—	—	—	—	46,771	166,037	46,771	166,037
	3/10/2021	—	—	—	—	55,728	197,834	37,996(8)	134,886
Donald Gayhardt	2/11/2022(9)	—	—	—	—	123,985	440,147	123,985	440,147
	1/29/2021	—	—	—	—	77,082	273,641	115,622	410,458
	1/30/2020	—	—	—	—	49,611	176,119	148,832(10)	528,354
	3/15/2019	—	—	—	—	—	—	139,288(11)	494,472
	3/13/2017	10,476	—	8.86	2/15/2024(12)	—	—	—	—
	3/28/2016	8,028	—	3.39	2/15/2024(12)	—	—	—	—
William Baker(13)	3/13/2017	5,076	—	8.86	7/14/2023(12)	—	—	—	—
	6/30/2016	108,000	—	3.72	7/14/2023(12)	—	—	—	—
	3/28/2016	4,968	—	3.39	7/14/2023(12)	—	—	—	—

(1)
Options become exercisable on the vesting date.

(2)
The option exercise price for grants made prior to our initial public offering reflects the 36-for-1 stock split approved by our Board in November 2017, in connection with our initial public offering.

(3)
Includes time-based restricted stock units granted under our long-term incentive program, which generally vest annually in three equal installments beginning on the day before the first anniversary of the grant date.

(4)
We calculated the market value of the restricted stock units by multiplying the number of shares underlying the grant by $3.55, the closing price of our common stock on December 30, 2022.

(5)
Includes performance-based restricted stock units granted under our long-term incentive program, which vest at the end of the respective three-year performance period if the performance objectives are met for that performance period.

(6)
This grant was made to Mr. Clark in connection with his appointment as our Chief Executive Officer and vest annually in four equal installments beginning on the day before the first anniversary of the grant date.

(7)
These grants of performance-based restricted stock units were made under our 2022 Retention Program and will vest on the date that the Company’s financial results for the quarter ended June 30, 2025 are publicly released, if certain conditions are met. For details of the program see “—2022 Compensation Program Overview—One-Time Retention Program.”

(8)
The reported performance-based restricted stock units do not include any amount that may be earned by Mr. Kalen under the earn-out provisions included in our acquisition agreement with Flexiti.

(9)
This grant was forfeited by Mr. Gayhardt upon his termination of employment.

(10)
The performance-based restricted stock units were forfeited as of December 31, 2022 as we did not meet the performance objective for the January 1, 2020 through December 31, 2022 performance period. The Company’s TSR for the performance period was at the 0th percentile of TSR among the Company’s peer group, which was below the required 50th percentile required for these performance-based restricted stock units to vest.

(11)
The performance-based restricted stock units were forfeited as of March 15, 2022 as we did not meet the performance objective for the March 15, 2019 through March 15, 2022 performance period. The Company’s TSR for the performance period was at the 48th percentile of TSR among the Company’s peer group, which was below the required 50th percentile required for these performance-based restricted stock units to vest.

(12)
Terminated employees have one year from their date of termination to exercise vested stock options.

(13)
Mr. Baker forfeited all unvested restricted stock units (time based and performance based) upon his termination of employment in July 2022.

Potential Payments upon Termination or Change in Control
Each NEO has an employment agreement that provides certain rights, including the right to receive payments in the event of a termination of employment following a change in control. We believe that the interests of our shareholders are best served when aligned with the interests of our NEOs, including in the event of a change in control. Importantly, these change in control payments are considered “double trigger,” which means an individual will only be entitled to a change in control payment if we have experienced a change in control and a termination of employment occurs following that change in control.
Providing change in control benefits are intended to eliminate, or at least reduce, the reluctance of an individual to pursue a change in control transaction that may not be in their own interests but that may be in the best interests of our shareholders. Any deferred compensation that becomes payable following a termination of employment is subject to a six-month delay to the extent required by law. None of the NEOs, including our Chief Executive Officer, are entitled to any tax gross-up for the payment of Section 280G excise taxes.
Benefits Triggered by Termination for Cause or Voluntary Termination
An NEO is not entitled to receive any additional forms of severance payments or benefits upon termination of employment for Cause or upon the NEO’s voluntary decision, other than for Good Reason, to terminate his employment, as discussed in further detail below.
Benefits Triggered by Termination Other than for Cause or for Good Reason Not in Connection with a Change in Control
If a current NEO’s employment is terminated by us without “Cause” or by the NEO for “Good Reason” (each as defined in the applicable employment agreement), subject to a timely execution of a release of claims, the NEO would be entitled to: (i) continued payment of base salary for a 12-month period; (ii) any bonus earned for a completed calendar year, but not yet paid, payable at such times as bonuses are otherwise paid to executives; (iii) to the extent that the Board determines that the Company was on track to meet the then-current calendar year short-term incentive targets as of the termination date and those targets are actually met for such calendar year, a pro-rated portion of the short-term incentive award for the year of termination, payable at such times as bonuses are otherwise paid to executives; and (iv) to the extent permitted by applicable law without any penalty to the NEO or the Company and subject to the NEO’s election of COBRA continuation coverage under the Company’s group health plan, reimbursement of a percentage of the NEO’s monthly COBRA premium costs equal to the percentage of the NEO’s health care premium costs covered by the Company as of the date of termination (provided such reimbursement will cease if the NEO becomes eligible to receive any other health benefits or ceases receiving COBRA continuation coverage). Each NEO is obligated to certain covenants including (x) an indefinite confidentiality provision, (y) an inventions assignment provision and (z) covenants not to disparage us, compete with us or solicit our employees, customers or suppliers for the period of severance.

Our former NEOs had employment agreements which provided them the same benefits, except that each of Messrs. Gayhardt and Baker were entitled to 24 rather than 12 months of severance and Mr. Gayhardt was entitled to reimbursement for the cost of maintaining his personal life insurance premiums, up to $25,000 per year, for his period of severance.
Vesting of Outstanding Equity Awards
In the event of a change in control under our 2017 Incentive Plan, our Compensation Committee may, in its discretion, accelerate vesting of outstanding awards, cash-out outstanding awards or replace outstanding awards with a cash incentive award that preserves the value of the awards so replaced. With respect to any award that is assumed or substituted in connection with a change in control, the vesting, payment, purchase or distribution of such award will not be accelerated by reason of the change in control for any participant unless the participant’s employment is involuntarily terminated as a result of the change in control during the two-year period following the change in control.
No Tax-Gross Ups for Change in Control
We do not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that the executive officer may owe in connection with a change in control.
Non-Qualified Deferred Compensation Plan
Company contributions to the Non-Qualified Deferred Compensation Plan generally vest over three years, however, vesting with respect to Company contributions made on behalf of a participant will accelerate upon the occurrence of a “disposition event.” No current NEO participates in the Non-Qualified Deferred Compensation Plan. Messrs. Gayhardt and Baker made elective contributions to our Non-Qualified Deferred Compensation Plan during their employment and have or will receive distributions in accordance with their elections under such plan.
Pay for Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for Donald Gayhardt(1) ($)	Summary Compensation Table Total for Douglas Clark(1) ($)	Compensation Actually Paid to Donald Gayhardt(1)(2)(3) ($)	Compensation Actually Paid to Douglas Clark(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on TSR(4)	Net Income ($ Thousands)
2022	4,281,939	3,565,299	(6,086,806)	855,167	1,838,193	(1,645,206)	26.29	(185,484)
2021	5,940,280	—	6,416,077	—	3,083,091	3,877,873	114.44	59,334

(1)
Donald Gayhardt was our PEO for 2021 and through November 15, 2022. Douglas Clark was our PEO for the remainder of 2022. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022
William Baker	William Baker
Peter Kalen	Peter Kalen
Daniel Kirsche

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by our NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the amounts from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Donald Gayhardt ($)	Exclusion of Stock Awards for Donald Gayhardt ($)	Inclusion of Equity Values for Donald Gayhardt ($)	Compensation Actually Paid to Donald Gayhardt ($)
2022	4,281,939	(3,333,957)	(7,034,788)	(6,086,806)
2021	5,940,280	(3,520,690)	3,996,487	6,416,077
Year	Summary Compensation Table Total for Douglas Clark ($)	Exclusion of Stock Awards for Douglas Clark ($)	Inclusion of Equity Values for Douglas Clark ($)	Compensation Actually Paid to Douglas Clark ($)
2022	3,565,299	(2,421,890)	(288,242)	855,167
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	1,838,193	(1,388,218)	(2,095,181)	(1,645,206)
2021	3,083,091	(1,765,504)	2,560,286	3,877,873
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Covered Year for Donald Gayhardt ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Covered Year of Outstanding and Unvested Equity Awards for Donald Gayhardt ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Covered Year for Donald Gayhardt ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Covered Year for Donald Gayhardt ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Covered Year for Donald Gayhardt ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Donald Gayhardt ($)	Total − Inclusion of Equity Values for Donald Gayhardt ($)
2022	580,229	(3,395,850)	—	(398,036)	(3,821,131)	—	(7,034,788)
2021	3,755,290	163,466	—	77,731	—	—	3,996,487

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Douglas Clark ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Douglas Clark ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Douglas Clark ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Douglas Clark ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Douglas Clark ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Douglas Clark ($)	Total − Inclusion of Equity Values for Douglas Clark ($)
2022	791,533	(717,746)	—	(362,029)	—	—	(288,242)
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs ($)	Total − Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	118,291	(709,310)	—	(335,850)	(1,168,312)	—	(2,095,181)
2021	2,505,663	36,967	—	17,656	—	—	2,560,286

(4)
The TSR set forth in this table assumes $100 was invested in the Company’s common stock for the period starting December 31, 2020 through the end of the listed year in the table. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs and the Company’s cumulative TSR over the two most recently completed fiscal years. As shown in the chart, the PEO and Non-PEO NEO’s Compensation Actually Paid amounts are aligned with our TSR. Alignment primarily reflects the Company’s use of equity incentives, which are tied directly to stock price in addition to the Company’s financial performance.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus CURO Group Holdings Corp. TSR
Compensation Actually Paid ($ in Millions)
$8
$6
$4
$2
$0
($2)
($4)
($6)
($8)
Company TSR (FYE 2020 indexed to $100)
$150
$100
$50
$0
100
114
26
6.4
3.9
0.9
(6.1)
(1.6)
2020
2021
2022
Fiscal Year
Donald Gayhardt Compensation Actually Paid
Douglas Clark Compensation Actually Paid
Average NEO Compensation Actually Paid
CURO Group Holdings Corp. TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs and our Net Income during the two most recently completed fiscal years. As shown the in the chart, the Company’s net income decreased from 2021 to 2022. The PEO and non-PEO NEOs Compensation Actually Paid have varied significantly from these changes in large part due to the significant emphasis the company places on equity incentives, which are sensitive to changes in stock price.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus CURO Group Holdings Corp. Net Income
Compensation Actually Paid ($ in Millions)
$8
$6
$4
$2
$0
($2)
($4)
($6)
($8)
Net Income ($ in Thousands)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
($50,000)
($100,000)
($150,000)
($200,000)
($250,000)
6.4
3.9
59,334
0.9
(6.1)
(1.6)
(185,484)
2021
2022
Fiscal Year
Donald Gayhardt Compensation Actually Paid
Douglas Clark Compensation Actually Paid
Average NEO Compensation Actually Paid
CURO Group Holdings Corp. Net Income

PROPOSAL 2 – ADVISORY RESOLUTION TO APPROVE
EXECUTIVE OFFICER COMPENSATION
We are asking shareholders to indicate support for our executive compensation program, as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their view on compensation for our named executive officers. The say-on-pay vote is advisory and, therefore, not binding on the Company, the Board or the Compensation Committee. Even though non-binding, the Board and Compensation Committee value the opinions of our shareholders and will review and consider the voting results when making future decisions regarding the Company’s executive compensation program.
Rationale for Proposal
We encourage you to read the “Executive Compensation” section of this Proxy Statement beginning on page xx, which provides detailed information on our executive compensation program and specific compensation of our NEOs. As described in that section, the Compensation Committee has structured the executive compensation program to achieve the following key objectives:
•
Align the interests of named executive officers with those of the shareholders through incentives based on achieving performance objectives that are intended to drive increased shareholder value;

•
Provide incentives for achieving specific, near-term corporate goals and reward the achievement of those goals;

•
Provide incentives for achieving pre-established, longer-term corporate goals and reward achievement of those goals; and

•
Attract and retain talented executive officers who will lead the Company and drive superior business and financial performance.

The executive compensation program is designed to achieve these objectives, in part, by:
•
Weighting at-risk and variable compensation (annual bonuses and long-term incentives) more heavily than fixed compensation (base salaries);

•
Rewarding annual performance while maintaining emphasis on longer-term objectives; and

•
Blending cash, non-cash, short- and long-term compensation components, and current and future compensation components.

The Compensation Committee and the Board believe the Company’s compensation programs and its policies and procedures described in the “Executive Compensation” section are effective in aligning the interests of our NEOs with the interests of shareholders, promoting the achievement of the Company’s near and long-term objectives and increasing shareholder value.
Voting
We held an advisory vote on the frequency of future say-on-pay votes at our 2019 annual meeting of shareholders. Our shareholders voted in favor of an annual say-on-pay vote and we have elected to follow this recommendation. Unless we modify our policy on the frequency of say-on-pay votes, it is expected that the next say-on-pay vote will occur at the 2024 annual meeting of shareholders. Further, in accordance with Rule 14a-21(b) of the Exchange Act, shareholders will be asked to vote again on how frequently the Company should hold future say-on-pay votes at the 2025 annual meeting of shareholders. In accordance with the rules under Section 14A of the Exchange Act, and as a matter of good corporate governance, the Company asks shareholders to approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in “Executive Compensation” in the Proxy Statement for the Company’s Annual Meeting.
Board Recommendation
For the reasons stated above, your Board of Directors unanimously recommends that you vote FOR approval of the advisory resolution to approve executive officer compensation.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board consists of three directors who are independent under rules of the NYSE, the Securities Exchange Act and rules of the SEC, as applicable to audit committee members. The Audit Committee represents and assists the Board in fulfilling its oversight responsibility regarding (i) the integrity of the Company’s financial statements and the financial reporting process; (ii) the systems of internal accounting and financial controls; (iii) the performance of the internal audit function and the independent registered public accounting firm; (iv) the qualifications and independence of the independent registered public accounting firm; (v) the annual independent audit of the Company’s financial statements; (vi) the review of related party transactions; and (vii) unless otherwise delegated to the Risk and Compliance Committee, compliance with legal and regulatory requirements.
The Company’s management has primary responsibility for establishing and maintaining effective internal control over financial reporting and preparing the Company’s financial statements and disclosures. Deloitte & Touche LLP (“Deloitte & Touche”), the Company’s independent registered public accounting firm for the year ended December 31, 2022, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee oversees the performance of these responsibilities by Deloitte & Touche and management, including the processes by which these responsibilities are fulfilled.
The Audit Committee has taken steps to provide assurances regarding Audit Committee composition and procedures, the independence of the Company’s independent registered public accounting firm and the integrity of the Company’s financial statements and disclosures. These steps include: (i) reviewing the Audit Committee Charter; (ii) reviewing the Code of Business Conduct and Ethics; (iii) maintaining a procedure to allow employees, shareholders and the public to report concerns regarding the Company’s financial statements, internal controls and disclosures through the Ethics Hotline; and (iv) reviewing procedures for the Audit Committee to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm.
In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and Deloitte & Touche the Company’s audited financial statements as of and for the fiscal year ended December 31, 2022. The Audit Committee also discussed with Deloitte & Touche the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. Finally, the Audit Committee received the written disclosures and the letter from Deloitte & Touche required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche’s communications with the Audit Committee concerning independence, and discussed with Deloitte & Touche their independence.
After and based upon the reviews and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements for the fiscal year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the year then ended that was filed with the Securities and Exchange Commission.
Audit Committee
David Kirchheimer, Chairman
Andrew Frawley
Gillian Van Schaick

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Deloitte & Touche to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Deloitte & Touche has audited our financial statements since the fiscal year ended December 31, 2019, and replaced Grant Thornton LLP (“Grant Thornton”), who had audited our financial statements since 2007. A representative of Deloitte & Touche is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to questions.
Stockholder ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm is not required by our Bylaws or otherwise. Our Board, however, is submitting the selection of Deloitte & Touche to our stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain this firm. Even if the selection is ratified, the Audit Committee in its discretion may decide to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.
Audit Fees
The following table shows the fees paid or accrued by us for the audit and other services provided by Deloitte & Touche for our fiscal years ended December 31, 2022 and 2021:
	2022	2021
Audit Fees(1)	$3,159,449	$3,202,026
Audit-Related Fees(2)	—	—
Tax Fees(3)	456,200	451,417
All Other Fees(4)	7,391	7,464
Total Fees	$3,623,040	$3,660,907

(1)
Fees related to the audit of our annual financial statements, including the audit of the effectiveness of internal control over financial reporting, reviews of the quarterly financial statements filed on Forms 10-Q and services provided in connection with statutory and regulatory filings or engagements. Fees for 2021 also relate to our Offering Memorandum related to our 7.50% Senior Secured Notes in July 2021 and an Offering Memorandum that increased the 7.50% Senior Secured Notes in December 2021.

(2)
Fees for professional services for assurance and services related to the performance of the audit or review of our consolidated financial statements which are not included under “Audit Fees.” Year-to-year, these services could include accounting consultations concerning financial accounting and reporting standards.

(3)
Fees related to services performed in conjunction with tax compliance, tax advice and tax planning for federal, state and international jurisdictions.

(4)
Fees related to products and services (online research tools).

Auditor Independence
In the fiscal year ended December 31, 2022, there were no other professional services provided by Deloitte & Touche that would have required our Audit Committee to consider their compatibility with maintaining the independence of Deloitte & Touche.
Approval of Audit and Permissible Non-Audit Services
Our Audit Committee has established pre-approval policies and procedures applicable to all services provided by our independent registered public accounting firm. In accordance with SEC rules, our pre-approval policy has two approaches to pre-approving audit and permitted non-audit services performed by our independent registered public accounting firm. Proposed services may be pre-approved pursuant to a policy approved by the Audit Committee that specifies particular types of service that are approved without further consideration by the Audit Committee (“class pre-approval”). If a particular type of service does not fall within the types of service that have class pre-approval, the service will require specific pre-approval by the Audit Committee before it is provided to us by our independent registered public accounting firm. For the fiscal year ended December 31, 2022, 100% of the fees associated with the independent registered public accounting firm services were pre-approved by the Audit Committee.
Board Recommendation
Your Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Procedures for Approval of Related Person Transactions
We have a policy governing transactions with “related parties,” which generally means our executive officers, directors and nominees, any immediate family member or affiliated entity of the foregoing and any person (and his or her immediate family members and affiliated entities) or entity (including affiliates) that beneficially owns 5% or more of our outstanding common stock. Under our policy, the Audit Committee will approve the terms, arrangements and policies of, and provide ongoing oversight over, all transactions with a related party in which the amount involved exceeds $120,000. In conducting its initial and ongoing reviews, the Audit Committee will take into account, among other factors, the terms of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the related-party’s interest in the transaction, the qualifications and performance of the related party and other business considerations that would be applied to similar arrangements with unaffiliated parties. To perform its ongoing review of related party transactions, the Audit Committee meets to discuss and review the relevant transaction at least once every 12 months. Under the policy, if we discover a related-party transaction that has not been approved, the Audit Committee will determine the appropriate action, including ratification, rescission or amendment of the transaction.
Related Party Transactions
Listed below are the related party transactions during 2021 and 2022:
Operating Leases
In 2021 and through the sale of our legacy U.S. direct lending business in July 2022, we leased our corporate office, collection office and certain stores under agreements with entities owned by our founders (Chad Faulkner, Mike McKnight and Doug Rippel), as follows: CDM Development LLC (each founder owns one-third), Dimensions Real Estate Group LLC (each founder owns 19%), Foresome Real Estate LLC (each founder owns one-fourth), R Real Estate LLC (owned by Doug Rippel, a founder and 10% holder of our common stock) and Summit Real Estate LLC (each founder owns one-fifth).
The aggregate annual base rent we paid under these agreements was approximately $2.3 million and $3.4 million for each of the years ended December 31, 2022 and 2021, respectively. These leases had an average term of five years with two renewal options, each for an additional five-year term. Following the closing of the sale of our legacy U.S. direct lending business in July 2022, various of these related party leases were transferred to the buyer and we are no longer parties to these leases and have no further obligation under them. The remaining related party leases, other than our corporate office lease in Wichita, Kansas, were terminated on or before December 31, 2022, and we have no further obligations under those leases.
Repurchase of Shares from Founder
In November 2021, we repurchased 500,000 shares of our common stock from the Leah M. Faulkner 2017 Dynasty Trust, of which Chad Faulkner is trustee. Mr. Faulkner is a founder of our Company and Chairman of the Board. The repurchase was in a private transaction at a purchase price of $18.10 per share of Common Stock (for a total of $9.05 million dollars), which was approved by the unanimous vote of disinterested members of our Board. At the time of this repurchase, Mr. Faulkner sold a like number of shares to an independent third party at the same purchase price per share in a private transaction negotiated at arm’s length.
ADDITIONAL INFORMATION
Director and Officer Indemnification
We indemnify our directors and NEO to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to us.
Shareholder Proposals for Inclusion in Next Year’s Proxy Statement
Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), some shareholder proposals may be eligible for inclusion in our 2024 proxy statement and proxy card. Any such shareholder proposals must be submitted in writing to our Corporate Secretary no later than January 2, 2024.
You should address any shareholder proposals to the attention of the Corporate Secretary, CURO Group Holdings Corp., 200 West Hubbard, 8th Floor, Chicago, Illinois 60654.
Other Shareholder Proposals for Presentation at Next Year’s Annual Meeting
Our Bylaws require that any shareholder proposal that is not submitted for inclusion in next year’s proxy statement under Rule 14a-8, but is instead sought to be presented directly at the 2024 annual meeting, must be received by our Corporate Secretary by the close of business not less than 90 days nor more than 120 days prior to the first anniversary of the 2023 Annual Meeting. As a result, proposals, including director nominations submitted pursuant to the provisions of the Bylaws, must provide the information set forth in the Bylaws (which includes information required under Rule 14a-19 of the Exchange Act) and be received no earlier than February 15, 2024 and no later than the close of business on March 18, 2024. You should address a proposal to the Corporate Secretary, CURO Group Holdings Corp., 200 West Hubbard, 8th Floor, Chicago, Illinois 60654, and include the information and comply with the requirements set forth in our Bylaws, which we have posted to our website. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline, and in certain other cases notwithstanding the shareholder’s compliance with this deadline.
Solicitation of Proxies
The accompanying proxy is solicited by and on behalf of the Board, and we will pay the expenses of solicitation of proxies for the Annual Meeting. Solicitations may be made in person or by telephone by our officers and employees or by nominees or other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by the nominees or other fiduciaries. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of our common stock. We have engaged Georgeson Inc. at an estimated cost of $15,000, plus expenses and disbursements, to assist in solicitation of proxies.
Delivery of Documents to Shareholders Sharing an Address
If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank or other nominee may only deliver one copy of this Proxy Statement and our 2022 Annual Report to multiple shareholders who share an address, unless that nominee has received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and our 2022 Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of this Proxy Statement and our 2022 Annual Report, now or in the future, or shareholders who share an address and receive multiple copies of these materials but would like to receive a single copy, should submit this request in writing to Corporate Secretary, CURO Group Holdings Corp., 200 West Hubbard, 8th Floor, Chicago, Illinois 60654, or by calling (312) 470-2000. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future should make a request directly to their broker, bank or other nominee.
Access to Proxy Statement and Annual Report
Our Proxy Statement and our 2022 Annual Report are available at https://ir.curo.com/proxy-statement-2023. If you have not received or do not have access to the 2022 Annual Report, write to: Corporate Secretary, CURO Group Holdings Corp., 200 West Hubbard, 8th Floor, Chicago, Illinois 60654, or call (312) 470-2000 and ask for the Corporate Secretary, and we will send you a copy at no charge.

CURO

CURO Group Holdings Corp.
200 W Hubbard, Ste 800
Chicago, IL 60654

Phone: 844-200-0342
Email: IR@curo.com
curo.com

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CURO2023**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Douglas Clark
02) Chad Faulkner
03) Andrew Frawley
04) David Kirchheimer
05) Chris Masto
06) Mike McKnight
07) Gillian Van Schaick
08) Issac Vaughn

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000608815_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

CURO GROUP HOLDINGS CORP.
Annual Meeting of Stockholders
June 14, 2023 10:00 AM CT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Rebecca Fox and Tashia Rivard, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of CURO Group Holdings Corp., to be held on June 14, 2023 via live webcast at www.virtualshareholdermeeting.com/CURO2023, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2 and FOR Proposal 3.

0000608815_2 R1.0.0.6

Continued and to be signed on reverse side